<                                                                     SCUDDER
                                                                     INVESTMENTS

 Supplement to the currently effective Prospectus for each of the listed funds:


Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Balanced Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Contrarian Fund
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Floating Rate Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Growth Fund
Scudder Focus Value+Growth Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder International Fund
Scudder International Research Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Money Market Series
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Research Fund
Scudder Retirement Fund -- Series III
Scudder Retirement Fund -- Series IV
Scudder Retirement Fund -- Series V
Scudder Retirement Fund -- Series VI
Scudder Retirement Fund -- Series VII
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund
Scudder Worldwide 2004 Fund
The Japan Fund, Inc.

Scudder Variable Series I
   21st Century Growth Portfolio
   Balanced Portfolio
   Bond Portfolio
   Capital Growth Portfolio
   Global Discovery Portfolio
   Growth and Income Portfolio
   Health Sciences Portfolio
   International Portfolio
   Money Market Portfolio

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio
   Scudder Blue Chip Portfolio
   Scudder Contrarian Value Portfolio
   Scudder Focus Value+Growth Portfolio
   Scudder Global Blue Chip Portfolio
   Scudder Government Securities Portfolio
   Scudder Growth Portfolio
   Scudder High Yield Portfolio
   Scudder International Research Portfolio
   Scudder Investment Grade Bond Portfolio
   Scudder Money Market Portfolio
   Scudder New Europe Portfolio
   Scudder Small Cap Growth Portfolio
   Scudder Small Cap Value Portfolio
   Scudder Strategic Income Portfolio
   Scudder Technology Growth Portfolio
   Scudder Total Return Portfolio
   SVS Dreman Financial Services Portfolio
   SVS Dreman High Return Equity Portfolio
   SVS Dynamic Growth Portfolio
   SVS Focused Large Cap Growth Portfolio
   SVS Growth And Income Portfolio
   SVS Growth Opportunities Portfolio
   SVS Index 500 Portfolio
   SVS Mid Cap Growth Portfolio
   SVS Strategic Equity Portfolio
   SVS Venture Value Portfolio

Cash Account Trust
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Cash Equivalent Fund
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Investors Cash Trust
   Government Securities Portfolio
   Treasury Portfolio

Investors Municipal Cash Fund
   Investors Florida Municipal Cash Fund
   Investors Michigan Municipal Cash Fund
   Investors New Jersey Municipal Cash Fund
   Investors Pennsylvania Municipal Cash Fund
   Tax-Exempt New York Money Market Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
   Zurich Money Market Fund
   Zurich Government Money Fund
   Zurich Tax-Free Money Fund

Zurich YieldWise Funds
   Zurich YieldWise Money Fund
   Zurich YieldWise Government Money Fund
   Zurich YieldWise Municipal Money Fund



On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.


December 4, 2001

                                                                         SCUDDER
                                                                     INVESTMENTS


                                 Bank Loan Fund

                           Advisor Classes A, B and C

                                   Prospectus

--------------------------------------------------------------------------------
                             January 1, 2002
--------------------------------------------------------------------------------
                           Scudder Floating Rate Fund


      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                    This page
                                  intentionally
                                   left blank.

                                                                         SCUDDER
                                                                     INVESTMENTS


Scudder Floating Rate Fund
(formerly Kemper Floating Rate Fund)

Scudder Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company that is continuously offered. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its objective primarily by investing in interests in adjustable rate loans that have a senior right to payment ("Senior Loans"). There can be no assurance that the Fund will achieve its objective, and it is possible to lose some or all of the principal amount invested. Senior Loans are often secured by specific assets, although the Fund may also invest in Senior Loans that are unsecured. The Fund believes that investing in Senior Loans should limit fluctuations in net asset value caused by changes in interest rates. However, interest rate changes may cause net asset value fluctuation, and you should expect the Fund's net asset value to fluctuate as a result of changes in borrower credit quality and other factors. To provide liquidity to shareholders, the Fund will make repurchase offers for 5% to 25% of its outstanding shares at net asset value at three month intervals between repurchase request deadlines. Proceeds will be paid no later than 24 calendar days after a repurchase request deadline. See "Repurchase of Shares."

Investment in the Fund involves certain risks and special considerations, including the possible loss of some or all of the principal investment, risks associated with the Fund's use of borrowing, and risks associated with investment in securities that are rated below investment grade ("high risk securities"), which may include the Senior Loans held by the Fund. The Fund may invest an unlimited percentage of its assets in such high-risk securities, also called "junk bonds." See "Risk Factors and Special Considerations" beginning on page 46. The Fund will not engage in borrowing to finance long-term portfolio investment, but may borrow if necessary to satisfy repurchases, to fund commitments to purchase Senior Loans and to manage cash flow.

No market presently exists for the Fund's shares and it is not currently anticipated that a secondary market will develop for the Fund's shares. Fund shares may not be considered to be readily marketable.

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is January 1, 2002.

Investors are advised to read this Prospectus and retain it for future reference. This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A Statement of Additional Information dated January 1, 2002 (the "SAI") containing additional information about the Fund has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the Table of Contents of which appears on page 111 of this Prospectus, may be obtained without charge by contacting the Fund toll-free at (800) 621-1048. The SAI and other information about the Fund are also available at the Commission's website (www.sec.gov).

The  Fund's  investment  advisor  is  Zurich  Scudder  Investments,   Inc.  (the
"Advisor"). The address of Scudder Floating Rate Fund is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Prospectus applies to the offering of Class A, Class B and Class C shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through Scudder Distributors, Inc. (the "Distributor"), as distributor and principal underwriter, and through broker-dealers and other financial services firms ("firms") who have entered into dealer agreements with the Distributor. See "Purchase of Shares." The Fund began offering its Class B shares on May 25, 1999, and began offering its Class A and C shares on November 1, 1999.


                     Price to Public^(1)   Sales Load^(2)   Proceeds to Fund^(3)
                     -------------------   --------------   --------------------

Per Class A Share            $4.57              None                  $4.57
Total                  $358,651,132                             $358,651,132
Per Class B Share            $4.55              None                  $4.55
Total                  $257,834,054                             $257,834,054
Per Class C Share            $4.57              None                  $4.57
Total                  $327,822,767                             $327,822,767
--------------------------------------------------------------------------------

^(1) The shares are offered at a price equal to the next determined net asset value ("NAV") per share plus any applicable sales charges. The NAVs per share of the Class A, Class B and Class C shares as of December 20, 2001, were $4.57, $4.55 and $4.57, respectively.

^(2) Class B and Class C shares are each subject to early withdrawal charges. Class A, Class B and Class C shares are each subject to a service fee, Class B and Class C shares are also subject to a distribution fee.

^(3) Assuming the sale of shares currently registered but unsold as of December 20, 2001 at the price per share indicated.

Shares of the Fund are offered at a price equal to the next determined net asset value per share, plus any applicable sales charge. The Fund's Class A shares are not subject to a front-end sales commission, an early withdrawal charge ("EWC") or a distribution fee, but are subject to other expenses, including a service fee. As described more fully herein, Class A shares are available only to investors participating in a fee based investment advisory or agency commission programs and upon conversion from Class B and Class C shares. The Fund's Class B shares are not subject to a front-end sales commission, but are subject to a declining EWC over a four year period and a distribution and service fee, as well as other expenses. The Fund's Class C shares are not subject to a front-end sales commission, but are subject to an EWC over a one year period and a distribution and service fee, as well as other expenses. Other expenses include legal expenses; taxes and governmental fees; the fees and expenses of the Fund's transfer agent, custodian, subcustodians, accounting agent, dividend disbursing agent and the administrative services fee. Although the Fund currently offers only Class A, Class B and Class C shares, the Fund may in the future offer other classes of shares, which may be subject to a front-end sales commission, an EWC, or a distribution or service fee, as well as other expenses. The Fund has previously registered 80,000,000 Class A shares, 80,000,000 Class B shares and 80,000,000 Class C shares for sale.

The minimum initial investment is $1,000 ($500 for individual retirement accounts).

The Fund has received an exemptive order from the Commission with respect to the Fund's distribution fee arrangements, EWC and multi-class structure. As a condition of such order, the Fund is required to comply with certain regulations that would not otherwise be applicable to the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Table of Contents
-----------------------------------------------------------------------------
Prospectus Summary                                                         7
-----------------------------------------------------------------------------
Risk Summary                                                              10
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Fund Expenses                                                             12
-----------------------------------------------------------------------------
Financial Highlights                                                      15
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Use Of Proceeds                                                           18
-----------------------------------------------------------------------------
Investment Objective And Policies                                         18
-----------------------------------------------------------------------------
General Information On Senior Loans                                       28
-----------------------------------------------------------------------------
Risk Factors And Special Considerations                                   32
-----------------------------------------------------------------------------
Net Asset Value                                                           36
-----------------------------------------------------------------------------
Purchase Of Shares                                                        38
-----------------------------------------------------------------------------
Repurchase Of Shares                                                      45
-----------------------------------------------------------------------------
Special Features                                                          53
-----------------------------------------------------------------------------
Description Of The Fund                                                   59
-----------------------------------------------------------------------------
Investment Management And Other Services                                  61
-----------------------------------------------------------------------------
Dividends And Distributions                                               65
-----------------------------------------------------------------------------
Tax Matters                                                               66
-----------------------------------------------------------------------------
Performance Information                                                   68
-----------------------------------------------------------------------------
Legal Matters                                                             69
-----------------------------------------------------------------------------
Registration Statement                                                    69
-----------------------------------------------------------------------------
Shareholder Reports                                                       69
-----------------------------------------------------------------------------
Financial Statements                                                      70
-----------------------------------------------------------------------------

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
The Fund The Fund is a continuously-offered, non-diversified, closed-end management investment company organized as a Massachusetts business trust.

                            To obtain as high a level of  current  income  as is
Investment                  Objective   consistent  with  the   preservation  of
                            capital. There can be no assurance that the Fund will achieve its investment objective and it is possible to lose some or all of the principal amount invested.

Primary Investment          The Fund seeks to achieve its  investment objective
Strategy                    primarily by acquiring interests
                            in adjustable rate loans that have a senior right to
                            payment  ("Senior  Loans").  The  interest  rates of
                            Senior   Loans  adjust   periodically   based  on  a
                            benchmark  indicator of prevailing  interest  rates,
                            such as the prime rate  offered by one or more major
                            U.S. banks ("Prime Rate"),  or the London Inter-Bank
                            Offered Rate  ("LIBOR").  The Senior Loan  interests
                            held  by  the  Fund  may  include   assignments  and
                            participations.  The Fund believes that investing in
                            Senior Loans should  limit  fluctuations  in its net
                            asset value caused by changes in interest rates. The
                            Fund  may  invest  an  unlimited  percentage  of its
                            assets  in  Senior   Loans  that  are  rated   below
                            investment   grade  or  that  are   unrated  but  of
                            comparable quality ("high risk securities" or "junk bonds"). The Fund invests in Senior Loans that are generally fully collateralized with assets and/or cash flow that the Advisor believes have market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The
                            Fund may also employ techniques such as borrowing, if necessary to accommodate cash flow, to fund commitments to purchase Senior Loans, or to finance repurchase offers, but will not borrow to finance long-term investment. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (which includes the amount borrowed).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continuous Offering        The Fund intends to offer  its  shares  continuously
                           through the Distributor, as principal underwriter, at
                           a price equal to the net asset value per share. Class
                           A   shares   are    available    only   to  investors
                           participating  in a fee based  investment advisory or
                           agency  commission  program and upon conversion  from
                           Class  B  and   Class  C   shares.   Minimum  initial
                           investment is $1,000 ($500 for individual retirement accounts) and minimum subsequent investment is $50.
                           The Fund reserves the right to waive any minimum investment requirements and to refuse any order for the purchase of shares. The Fund does not intend to list the shares on any national securities exchange.


General Investment         Under normal  circumstances,  the Fund will invest at
Guidelines                 least 80% of its total  assets in interests in Senior
                           Loans.  Up to 20% of the Fund's  total  assets may be
                           held  in  cash  and  other  investments,   including
                           fixed-rate debt obligations, short- to medium-term notes, high-yield securities, equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset-backed securities.

                           A maximum of 25% of the Fund's total assets may be invested in Senior Loans to borrowers and securities of other issuers in any one industry. However, selling lenders and other persons positioned between the Fund and the borrower in the Senior Loan process will likely conduct their activities in the banking, finance, and financial services industries. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

                           The Fund will invest at least 90% of its total assets in Senior Loans to borrowers and other investments issued by entities that are organized under U.S. law or domiciled in Canada or U.S. territories or possessions. These Senior Loans and other investments must be denominated in U.S. dollars. The Fund may invest up to 10% of its total assets in U.S. dollar denominated Senior Loans to borrowers and other investments issued by entities that are organized or domiciled in countries other than the United States or Canada.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Repurchase                 As a matter  of  fundamental  policy,  the  Fund
Offers                     will offer  to  repurchase  from 5% to 25% of its
                           common shares at net asset value on a quarterly basis. These repurchase offers are scheduled to occur in the months of February, May, August and November. Income dividends are normally declared daily and paid monthly.

Distributions              Income  dividends may be distributed in cash
                           or reinvested  in  additional   full  and  fractional
                           shares  through  the  Fund's  dividend   reinvestment
                           program. Distributions of net realized capital gains will normally be made annually.

Investment Advisor         Zurich Scudder Investments, Inc.


Distributor and            Scudder Distributors, Inc.
Administrative
Services Provider
--------------------------------------------------------------------------------

RISK SUMMARY

The following is a summary of certain matters discussed in the Prospectus. For additional information, see "Risk Factors and Special Considerations."


--------------------------------------------------------------------------------
Credit Risk               Investment   in  the  Fund   involves  the  risk  that
                          borrowers   under   Senior   Loans  may   default   on
                          obligations  to pay  principal  or interest  when due.
                          Lenders   may   have   difficulty    liquidating   the
                          collateral,  if any,  securing  the  Senior  Loans  or
                          enforcing  their  rights under the terms of the Senior
                          Loans.  The  Fund may also be  exposed  to the  credit
                          risk of the  originators of Senior Loans under certain
                          circumstances.   The  Fund  is   dependent   upon  the
                          abilities of the Advisor to analyze credit risk.

Non-diversification       The  Fund is not  subject  to the  general  limitation
                          under the  Investment  Company Act of 1940 that,  with
                          respect  to 75% of  its  total  assets,  it  will  not
                          invest  more  than  5% of  its  total  assets  in  the
                          securities of a single  issuer.  As a result,  because
                          the Fund is permitted  greater  flexibility  to invest
                          its assets in the  obligations of a single issuer,  it
                          is  exposed  to  increased  risk  of  loss  if such an
                          investment  underperforms  expectations.  However, the
                          Fund intends to limit its  investments so as to comply
                          with the diversification  requirements  imposed by the
                          Internal  Revenue  Code  of  1986,  as  amended,   for
                          qualification as a "regulated investment company."

Borrowing                 The Fund is  authorized  to borrow  money in an amount
                          up to 33 1/3% of the Fund's  total  assets  (including
                          the  amount   borrowed).   The  Fund  will  borrow  if
                          necessary   only  for  the   purposes   of   obtaining
                          short-term   credit  in  connection   with  repurchase
                          offers,  to manage cash flow,  or to fund  commitments
                          to purchase  Senior  Loans.  The rights of any lenders
                          to the Fund to receive  payments  of  interest  on and
                          repayments  of  principal of such  borrowings  will be
                          senior to those of the  holders of the  Fund's  common
                          shares  and  the  terms  of any  such  borrowings  may
                          contain  provisions which limit certain  activities of
                          the  Fund,  including  the  payment  of  dividends  to
                          holders  of common  shares in  certain  circumstances.
                          The terms of such  borrowings  also may grant  lenders
                          certain  voting  rights in the event of default in the
                          payment of interest  or the  repayment  of  principal.
                          The interest  expense  associated with such borrowings
                          will  reduce or  eliminate  the  amount of net  income
                          available   for  payment  to  the  holders  of  common
                          shares.   The  Fund  will  not  borrow  for  long-term
                          financial  leverage  purposes.  Accordingly,  the Fund
                          will not purchase additional  portfolio  securities at
                          any  time  that   borrowings,   including  the  Fund's
                          commitments    pursuant    to    reverse    repurchase
                          agreements,  exceed  5% of  the  Fund's  total  assets
                          (including the amount borrowed).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Limited  Secondary        Because  of a  limited  secondary  market  for  Senior
Market for                Loans, the Fund may be limited in its ability to sell
Senior Loans              portfolio holdings at the price at which they are
                          valued by the Fund to generate gains, avoid losses, or to meet repurchase requests.

Demand for                An increase in demand for Senior  Loans may  adversely
Senior  Loans             affect the rate of  interest  payable on Senior  Loans
                          acquired by the Fund.

High-Yield/High Risk      The Fund may  purchase  interests  in Senior Loans and
Securities                other  securities  that  are  rated  below  investment
                          grade or are unrated but considered by the Advisor to be of comparable quality. The purchase of such securities exposes the Fund to financial, market and interest-rate risks and greater credit risks than would the purchase of higher quality securities.
                          Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.


Foreign Securities        The Fund may invest up to 10% of its total assets in
                          U.S.  dollar-denominated Senior Loans to borrowers and
                          securities  of other  issuers  that are  organized  or
                          located in  countries  other  than the United  States,
                          Canada,   or   in   the   U.S.    territories   and/or
                          possessions.  Although  such Senior Loans will require
                          payment of interest  and  principal  in U.S.  dollars,
                          these  borrowers  and  issuers  may  have  significant
                          non-U.S.  dollar  revenues.   Investment  in  non-U.S.
                          entities   involves  special  risks,   including  that
                          non-U.S.  entities  may be  subject  to less  rigorous
                          accounting  and  reporting   requirements   than  U.S.
                          entities,   less  rigorous  regulatory   requirements,
                          differing   legal   systems   and  laws   relating  to
                          creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

No Trading Market         The Fund is a closed-end  investment  company designed
for Shares                primarily  for  long-term   investors  and  not  as  a
                          trading vehicle.  The Fund does not intend to list the
                          shares  for  trading  on  any  national   securities
                          exchange.  There is no secondary  trading market for
                          Fund shares.  The Fund's  shares are  therefore  not
                          readily  marketable.  The  Fund,  as  a  fundamental
                          policy,  will make quarterly  repurchases  for 5% to
                          25% of its  outstanding  common  shares at net asset
                          value.  See  "Repurchase  of Shares"  below for more
                          information.  However,  the  Fund's  shares are less
                          liquid  than  shares of funds  that trade on a stock
                          exchange,  and  shareholders  of Class B and Class C
                          shares who  tender  Fund  shares  held for less than
                          four years in the case of Class B or one year in the
                          case of Class C will pay an EWC.  See  "Purchase  of
                          Shares." In  addition,  there is no  guarantee  that
                          shareholders will be able to sell the desired number
                          of Fund shares.
--------------------------------------------------------------------------------

FUND EXPENSES

The following table is intended to assist the Fund's shareholders in understanding the various costs and expenses associated with investing in Class A, Class B and Class C shares of the Fund. This information is based on expenses for the fiscal year ended August 31, 2001. Actual expenses for the current fiscal year may vary.


                                           CLASS A       CLASS B     CLASS C
                                           -------       -------     -------
Shareholder Transaction Expenses^(1)

Maximum Sales Charge (Load) Imposed on     NONE(2)       NONE          NONE
Purchases (as a percentage of offering
price)
Maximum Sales Charge on Reinvested         NONE          NONE          NONE
Dividends
Maximum Early Withdrawal Charge            NONE          3.00%         1.00%
Exchange Fee                               NONE          NONE          NONE

Annual Expenses (as a percentage of average net assets attributable to common shares)

Management Fees^(3)                        0.50%         0.50%         0.50%
Distribution/Service Fee^(4)               0.25%         0.85%^(5)     0.85%^(6)
Interest Payments on Borrowed Funds        0.00%         0.00%         0.00%
Other Expenses^(7)                         0.23%         0.28%         0.25%
Total Annual Expenses                      0.98%         1.63%         1.60%

-----------

(1) Broker-dealer firms and other financial services firms may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)   Class A shares are  available  only to  investors  participating  in a fee
      based  investment   advisory  or  agency  commission   programs  and  upon
      conversion from Class B and Class C shares.

(3) Pursuant to an Investment Management Agreement with the Fund, the Advisor is entitled to receive an investment management fee of 0.50% of the average daily net assets of the Fund, with graduated fee reductions based on increased asset levels. See "Investment Management and Other Services." This amount does not take into account any fee waivers.

(4) Pursuant to a Shareholder Service Agreement, Class A shares are subject to a service fee of 0.25% average daily net assets of Class A shares. Pursuant to the Class B share Distribution Plan and a Shareholder Service Agreement, the Class B shares pay a maximum annual distribution/service fee of 0.85% of average daily net assets. Class B shares will automatically convert to Class A shares six years after purchase. Pursuant to the Class C share Distribution Plan and a Shareholder Service
      Agreement, the Class C shares pay a maximum annual distribution/service fee of 0.85% of average daily net assets. Class C shares will automatically convert to Class A shares ten years after purchase. The portion of the services fee attributable to each of Class B and Class C shares is 0.25%.

(5) Long-term Class B shareholders of the Fund may, as a result of the Fund's distribution fees, pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc.

(6) Long-term Class C shareholders of the Fund may, as a result of the Fund's distribution fees, pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc.

(7) Includes a fixed rate administrative fee of 0.225%, 0.275% and 0.250% for Class A, Class B and Class C shares respectively. Expenses have been restated to include a fixed rate administrative fee.

This following hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Management and Other Services."

The following example should not be considered a representation of past or future expenses or performance, and actual expenses may be greater or less than those shown.


Example

Class A Shares                       1 year      3 years     5 years    10 years
--------------                       ------      -------     -------    --------
Based on the estimated level of        $10         $31         $54        $120
total operating expenses listed
above, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return, reinvestment of all
dividends and distributions and
repurchase at the end of each
time period

You would pay the following            $10         $31         $54        $120
expenses on the same investment,
assuming no repurchase

Class B Shares^(1)                   1 year      3 years     5 years    10 years
------------------                   ------      -------     -------    --------
Based on the estimated level of        $47         $71         $89        $160
total operating expenses listed
above, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return, reinvestment of all
dividends and distributions and
repurchase at the end of each
time period

You would pay the following            $17         $51         $89        $160
expenses on the same investment,
assuming no repurchase

Class C Shares^(2)                   1 year      3 years     5 years    10 years
------------------                   ------      -------     -------    --------
Based on the estimated level of        $26         $50         $87        $190
total operating expenses listed
above, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return, reinvestment of all
dividends and distributions and
repurchase at the end of each
time period

You would pay the following            $16         $50         $87        $190
expenses on the same investment,
assuming no repurchase

-----------
(1) Assumes that the shareholder was an owner of the shares on the first day of the first year and the EWC was applied as follows: 1 year (3.0%), 3 years (2.0%), and 5 years through 10 years (0%). Class B shares convert to Class A shares 6 years after issuance. Accordingly, the expenses in years 7 through 10 of this example reflect the annual Class A expenses.

(2) Assumes that the shareholder purchased shares on the first day of the first year and the EWC was applied as follows: 1 year (1.0%), and 3 years through 10 years (0%). Class C shares convert to Class A shares 10 years after issuance.

FINANCIAL HIGHLIGHTS

These tables are designed to help you understand the fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the fund's annual report for the fiscal year ended August 31, 2001. A copy of which may be obtained by calling (800) 231-8568.


                                                     Years ended August 31,
                                                     2001            2000(a)
CLASS A
--------------------------------------------------------------------------------
Selected per share data
Net asset value, beginning of period                 $4.94            $5.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (b)                          .37              .32
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (.21)            (.08)
  investment transactions
--------------------------------------------------------------------------------
Total from investment operations                     .16              .24
--------------------------------------------------------------------------------
Less distributions from: Net investment income       (.37)            (.30)
--------------------------------------------------------------------------------
Total distributions                                  (.37)            (.30)
--------------------------------------------------------------------------------
Net asset value, end of period                       $4.73            $4.94
--------------------------------------------------------------------------------
Total return (%) (c)                                 3.29             4.86**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental
data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)              8                8
x-------------------------------------------------------------------------------
Ratio of expenses before expense reductions          1.08(d)          1.28*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.02(d)          1.26*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                   7.59             7.86*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           43              32*
--------------------------------------------------------------------------------

(a) For the period from November 1, 1999 (commencement of operations) to August 31, 2000.
(b)   Based on average shares outstanding during the period.
(c)   Total return would have been lower had certain expenses not been waived.
(d) The ratios of operating expenses excluding cost incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.04% and 1.00%, respectively.
*     Annualized
**    Not annualized

                                                Years ended August 31,
                                           2001          2000         1999(a)
CLASS B
--------------------------------------------------------------------------------
Selected per share data
Net asset value, beginning of period      $4.92          $4.99         $5.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (b)               .35            .36           .09
--------------------------------------------------------------------------------
  Net realized and unrealized gain        (.21)          (.07)         (.03)
  (loss) on investment transactions
--------------------------------------------------------------------------------
Total from investment operations          .14            .29           .06
--------------------------------------------------------------------------------
Less distribution from: Net               (.35)          (.36)         (.07)
investment income
--------------------------------------------------------------------------------
Total distributions                       (.35)          (.36)         (.07)
--------------------------------------------------------------------------------
Net asset value, end of period            $4.71          $4.92         $4.99
--------------------------------------------------------------------------------
Total return (%) (c)(d)                   2.89           5.82          1.23**
--------------------------------------------------------------------------------
Ratios to average net assets and
supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in           116            120            68
millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense          1.69(e)        2.03          3.48*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           1.39(e)        1.71          0.38*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        7.21           7.13          6.53*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                43             32            2*
--------------------------------------------------------------------------------

(a) For the period from May 25, 1999 (commencement of operations) to August 31, 1999.
(b)   Based on average shares outstanding during the period.
(c)   Total return would have been lower had certain expenses not been waived.
(d)   Total return does not reflect the effect of any sales charges.
(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.66% and 1.38%, respectively.
*     Annualized
**    Not annualized

                                                     Years ended August 31,
                                                     2001            2000(a)
CLASS C
--------------------------------------------------------------------------------
Selected per share data
Net asset value, beginning of period                 $4.94            $5.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (b)                          .36              .31
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (.22)            (.07)
investment transactions
--------------------------------------------------------------------------------
Total from investment operations                     .14              .24
--------------------------------------------------------------------------------
Less distributions from: Net investment income       (.35)            (.30)
--------------------------------------------------------------------------------
Total distributions                                  (.35)            (.30)
--------------------------------------------------------------------------------
Net asset value, end of period                       $4.73            $4.94
--------------------------------------------------------------------------------
Total return (%) (c)(d)                              2.93             4.80**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental
data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)             49               50
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions          1.61 (e)         1.87*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.30 (e)         1.70*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                   7.29             7.38*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           43              32*
--------------------------------------------------------------------------------

(a) For the period from November 1, 1999 (commencement of operations) to August 31, 2000.
(b)   Based on average shares outstanding during the period.
(c)   Total return would have been lower had certain expenses not been waived.
(d)   Total return does not reflect the effect of any sales charges.
(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.58% and 1.30%, respectively.
*     Annualized
**    Not annualized

USE OF PROCEEDS

Proceeds of the Fund's continuous offering will be invested in accordance with the Fund's investment objective and policies over the course of the offering.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. This objective is not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. Similarly, unless otherwise stated in this Prospectus or the SAI, the Fund's investment policies and restrictions are non-fundamental. There can be no assurance that the Fund will achieve its investment objective and it is possible to lose some or all of the principal amount invested.

The Fund seeks to achieve its objective primarily by investing in interests in Senior Loans which, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity that is organized or domiciled in the United States, Canada or in U.S. territories and/or possessions (a "U.S. entity"). The Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. The Fund primarily invests in Senior Loans that have interest rates that adjust periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or LIBOR, and invests only in Senior Loans and other investments that are U.S. dollar denominated. Under normal circumstances, at least 80% of the Fund's total assets will be invested in Senior Loans. The Fund may also purchase other types of instruments in seeking to achieve its investment objective, including high-yield securities (i.e. junk bonds). The Fund may invest up to 10% of its total assets in Senior Loans and other investments that are issued by non-U.S. entities, although such investments will be U.S. dollar denominated. All percentage limitations in this Prospectus and the SAI are applied as of the time of investment.

Senior Loans are considered to be loans that hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of Senior Loans a priority claim on some or all of the borrower's assets in the event of default. The Senior Loans in which the Fund invests are generally fully collateralized with assets and/or cash flow that the Advisor believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The loan agreement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by collateral. Such unsecured Senior Loans involve a greater risk of loss. The Fund also only purchases interests in Senior Loans of borrowers that the Advisor believes can meet debt service requirements from cash flow or other sources, including the sale of assets. Because of their protective features, the Advisor believes that Senior Loans of borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when interest rates are reset. The Fund generally does not invest in Senior Loans of U.S. entities with interest rates that are tied to non-domestic interest rates other than LIBOR. The Fund may invest up to 10% of its total assets in Senior Loans of non-U.S. entities with interest rates tied to other non-domestic interest rates, including, but not limited to, the Paris Inter-Bank Offered Rate, the EURO LIBOR or the EURO Area Inter-Bank Offered Rate.

The Fund may acquire Senior Loans of borrowers engaged in any industry. The Fund will invest no more than 25% of its total assets in Senior Loans of borrowers and securities of other issuers in any one industry. However, selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Investors should recognize that there can be no assurance that the investment objective of the Fund will be realized. Moreover, substantial increases in interest rates may cause an increase in Senior Loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund's assets may also be affected by other uncertainties, such as economic developments affecting the market for Senior Loans or affecting borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans."

Investment in the Fund's shares is intended to offer several benefits. The Fund offers investors the opportunity to seek a high level of current income by investing in a professionally-managed portfolio comprised primarily of Senior Loans, a type of investment typically not available directly to individual investors. Other benefits are the professional credit analysis provided to the Fund by the Advisor and portfolio diversification (although the Fund is classified as "non-diversified" under the Investment Company Act of 1940 (the "1940 Act")).

The Fund can normally be expected to have a more stable net asset value per share than investment companies investing primarily in fixed-income securities of comparable quality and maturity (other than money market funds and some short-term bond funds). Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as interest rates fluctuate. When interest rates rise, the value of a fixed income portfolio normally can be expected to decline. When interest rates decline, the value of a fixed-income portfolio normally can be expected to increase. The Advisor expects the Fund's net asset value to be relatively stable during normal market conditions, because the Senior Loans in which the Fund primarily invests adjust periodically in response to changes in interest rates. However, because the interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on the Fund's Senior Loans and prevailing interest rates. Also, a default on a Senior Loan in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Further, investment in securities other than Senior Loans, including high yield securities, may contribute to the fluctuation of the Fund's net asset value. Changes in interest rates can be expected to affect the dividends paid by the Fund, so that the distribution rate on an investment in the Fund's shares will likely fluctuate as a result of changes in prevailing interest rates.


Investment in Non-U.S. Issuers

The Fund may invest up to 10% of its total assets in U.S. dollar denominated Senior Loans of borrowers and securities of other issuers that are organized or located in countries other than the United States, Canada, or in U.S. territories and/or possessions ("non-U.S. entities"). Although such Senior Loans will require payment of interest and principal in U.S. dollars, these borrowers and issuers may have significant non-U.S. dollar revenues. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity. Such Senior Loans may include certain foreign senior debt that is in the form of notes and note loan agreements.


Interest Rates and Portfolio Maturity

Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is LIBOR, the Federal Reserve federal funds rate, the Prime Rate or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR, as provided for in loan agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Advisor believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD rate, as provided for in loan agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

Interest rates on Senior Loans may adjust periodically, including daily, monthly, quarterly, semi-annually, or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually, provided, however, that the Fund will not invest in Senior Loans which permit the borrower to select an interest rate redetermination period in excess of one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans will generally have a dollar-weighted average time until the next interest rate adjustment of 90 days or less, although the time may exceed 90 days. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Although the Fund has no restrictions on portfolio maturity, normally at least 80% of the Fund's total assets invested in Senior Loans will be composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, quarterly or semi-annually. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. If a Senior Loan is prepaid, the Fund will have to reinvest the proceeds in other Senior Loans or securities which may pay lower interest rates. However, because the interest rates on Senior Loans adjust periodically, the Advisor believes that the reinvestment by the Fund in Senior Loans after prepayment generally should not result in a significant reduction in the interest payable to the Fund.

In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term debt securities in response to changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

Credit Analysis

When evaluating a borrower under a Senior Loan the Advisor considers many factors, including the borrower's past and future projected financial performance. The Advisor also considers a borrower's management, collateral, cash flow, industry and tangible assets. There is no assurance that the liquidation value of collateral, if any, for a Senior Loan would satisfy the borrower's obligations. The Fund does not impose any minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments in Senior Loans.

The capital structure of a borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on the borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Advisor performs its own independent credit analysis of the borrower. In so doing, the Advisor may utilize information and credit analyses from the agents that originate or administer Senior Loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Fund. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. As a result, the Fund is particularly dependent on the analytical abilities of the Advisor. See "Risk Factors and Special Considerations -- Credit Risks and Realization of Investment Objective."

Other Investments

Assets not invested in Senior Loans will generally consist of other instruments, including Hybrid and Synthetic Loans (as defined below), unsecured and subordinated loans, short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, federal funds rate or LIBOR), longer-term debt securities, equity securities and warrants acquired in connection with investment in or restructuring of a Senior Loan or a collateralized loan obligation, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the

SAI. Short-term debt instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by the Advisor, (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations, and
(iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the judgment of the Advisor, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash, or in the instruments described above. These "Other Investments" are described below. All such investments normally will not exceed 20% of the Fund's total assets. Securities that, in the judgment of the Advisor, are Senior Loans are not included in the 20% portion of the Fund's portfolio described under this heading.

Hybrid and Synthetic Loans. Subject to the aggregate 20% limit on other investments, the Fund may invest up to 20% of its total assets in Hybrid and Synthetic Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). The Fund may invest in Hybrid Loans that are subordinated or unsecured debt of the borrower. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego, or the loan agreements for Hybrid Loans do not contain, certain loan covenants, there may be fewer protections in the event of default and therefore a higher risk of loss. In addition, because the Fund's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. The Fund will invest only in Hybrid Loans that meet credit standards established by the Advisor with respect to Hybrid Loans and nonetheless provide certain protections to the lender such as collateral maintenance (if secured) or call protection.

In addition, under certain circumstances, the Fund may wish to attempt to obtain the economic performance of an investment in a Senior Loan in circumstances where it is not possible or, in the Advisor's judgment, desirable, to purchase an interest in the Senior Loan. These circumstances may include instances where the interest in the Senior Loan is illiquid or is unavailable for direct investment, or is available only on less attractive terms. In such circumstances, the Fund may wish to invest in synthetic alternative loans ("Synthetic Loans") that are based upon or otherwise relate to the economic performance of the Senior Loan upon which the Synthetic Loan is based (the "underlying loan"). Synthetic Loans may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Loans typically do not involve beneficial ownership of the underlying loan, usually are not collateralized or otherwise secured by the counterparty, and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Loans are generally unsecured and involve exposure to the creditworthiness and legal standing of the issuer of the Synthetic Loan, which may be a bank. In addition, Synthetic Loans are typically illiquid.

Collateralized Loan Obligations. Subject to the aggregate 20% limit on other investments, the Fund may invest up to 10% of its total assets in collateralized loan obligations or other structured products that in the judgment of the Advisor are substantially similar to collateralized loan obligations ("CLOs"). CLOs are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Neither the Fund nor the Advisor selects the borrowers of the loans that comprise the CLO pool (a "CLO borrower") or the collateral backing those loans. CLOs are subject to credit and prepayment risk. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, the Fund may be subject to the credit risk of the institution that creates the CLO. The Fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower, or right to object to amendments to the lending agreement with the CLO borrower.

Subordinated and Unsecured Loans. Subject to the aggregate 20% limit on other investments, the Fund may invest up to 20% of its total assets in subordinated and unsecured loans that, in the judgment of the Advisor, are not Senior Loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Equity Securities. Subject to the aggregate 20% limit on other investments, the Fund may invest up to 20% of its total assets in equity securities acquired in connection with investments in or restructuring of a Senior Loan, CLO, subordinated and unsecured loan, high-yield security, or other investment of the Fund, including common stocks, preferred stocks, convertible securities and warrants (which may be converted into the underlying security). Common stocks and preferred stocks represent shares of ownership in a corporation or other business organization. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

To the extent the Fund invests in such equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Other Investment Companies. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. The Fund may make indirect investments in Senior Loans through investments in other investment companies. Under applicable restrictions, the Fund may not acquire more than 3% of the total outstanding voting stock of another investment company, may invest no more than 5% of its total assets in the securities of any one investment company, and may invest overall no more than 10% of its total assets in other investment companies. Investment companies, including the Fund, incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

High-Yield/High-Risk Securities. The Fund may invest up to 5% of its total assets in high-yield securities (which do not include Senior Loans that may be rated below investment grade or comparable unrated Senior Loans). High-yield securities are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher-yielding preferred stock and mortgage-related securities, and securities convertible into those types of instruments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are generally not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities. In the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest-rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield security, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. In pursuing the Fund's objectives, the Advisor seeks to identify situations in which the rating agencies have not fully perceived the value of the security.

Investments in high-yield securities by the Fund may result in greater net asset value fluctuation than if the Fund did not make such investments.

There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality.

Use of Hedging Techniques

The Fund may enter into various interest rate hedging and risk management transactions, subject to the availability of such instruments and the Advisor's discretion, which includes the discretion not to pursue a hedging or risk management strategy, even when doing so might have been advantageous to the Fund. Certain of these transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on or value of a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on adjustable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the

Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any hedging or risk management techniques. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Advisor possesses the skills necessary for the successful utilization of hedging and risk management transactions. There can be no assurance that an appropriate hedging or risk management instrument will be available to the Fund when the Advisor seeks such instrument for use by the Fund, or that the Advisor will in its discretion utilize a hedging or risk management instrument when it might have been advantageous for the Fund to do so. The Fund will incur brokerage and other costs in connection with its hedging and risk management transactions. See "Interest Rate Hedging Transactions" in the SAI.

Use of Borrowing

The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets if necessary to finance repurchase offers (as described below under "Repurchase Offers"), to fund commitments to purchase Senior Loans, or for other temporary, extraordinary or emergency purposes. The Fund may also borrow in anticipation of cash flows into and out of the Fund and to attempt to efficiently manage the Fund's investment portfolio. The Fund does not intend to issue securities representing indebtedness other than short-term borrowings or to issue preferred shares. The Fund will not borrow for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (including the amount borrowed).

Capital raised through borrowing will be subject to interest costs. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

The Fund may enter into an agreement with a financial institution providing for an unsecured, discretionary credit facility (the "Facility"), the proceeds of which may be used to finance, in part, share repurchases. The Facility may provide for the borrowing by the Fund to the extent permitted under the 1940 Act, on an unsecured, uncommitted basis. Loans made under the Facility will bear interest at an adjustable rate.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300%, after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The Fund's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

Any indebtedness issued by the Fund or borrowing by the Fund either (a) will mature by the next Repurchase Request Deadline (as defined below under "Repurchase Offers") or (b) will provide for its redemption, call, or repayment by the Fund by the next Repurchase Request Deadline without penalty or premium, as necessary to permit the Fund to repurchase shares in the amount set by the Board of Trustees in compliance with the asset coverage requirements of the 1940 Act.


GENERAL INFORMATION ON SENIOR LOANS

Senior Loans differ from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral, if any, if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans have contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments.

Senior Loans are typically secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees or other credit support as a form of collateral. In some instances, the Fund may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. Generally, as discussed below, the agent with respect to a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. The Fund may also invest in Senior Loans that are not secured by collateral. Such unsecured Senior Loans involve additional risk.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Fund generally will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, investment banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Fund may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, the agent generally is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent is typically paid a fee by the borrower for its services. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, the Advisor may consider, and may rely in part, on analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the agent usually is required to monitor the collateral. The agent may rely on independent appraisals of collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral (if any) securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a borrower prepays a Senior Loan. The Fund receives these fees directly from the borrower if the Fund is an original lender or, in the case of commitment fees and prepayment penalties, if the Fund acquires an assignment. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the lender selling the assignment.
Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person who buys a Senior Loan from the Fund a portion of any fees to which the Fund is entitled.

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if as a result of such purchase all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions and Fundamental Policies" in the SAI.

The Fund's investment in Senior Loans generally may take one or a combination of the following forms including: purchase of an assignment ("assignment") or a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. The Fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

The agent that arranges a Senior Loan is frequently a commercial or investment bank or other entity that originates a Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the borrower for their services.

When the Fund acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Fund will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Advisor to be creditworthy at the time of acquisition.

The Fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Fund when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Fund in a lender's portion of a Senior Loan typically results in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower with the result that the Fund may be subject to delays, expenses and risks that are greater than those that exist where the Fund is the original lender, and the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a creditor of the lender instead of the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation The Fund will only acquire participations if the lender selling the participations and any other persons interpositioned between the Fund and the lender are determined by the Advisor to be creditworthy.

Should an agent become insolvent, or enter Federal Deposit Insurance Corporation ("FDIC") receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate where the Fund acquires a participation interest from an original lender. Should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In either such event, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.


RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discussion summarizes additional risks that should be taken into account when considering an investment in the Fund. For additional information about the risks associated with the instruments or investment techniques that may be used by the Fund, see "Additional Information About Investments and Investment Techniques" in the SAI.

Credit Risks and Realization of Investment Objective

Senior Loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Although the Fund will generally invest in Senior Loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the Senior Loan, the value of the collateral may decline below the principal amount of the Senior Loan subsequent to the Fund's investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Senior Loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on Senior Loans held by the Fund, the Fund could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the net asset value of Fund shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a Senior Loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a Senior Loan would satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Fund may invest. Because of the protective terms of Senior Loans, the Advisor believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any collateral, and such Senior Loans entail greater risk than secured Senior Loans.

The Fund may acquire Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. In the case of bankruptcy, liquidation of collateral may not occur and the court may not give lenders the full benefit of their senior position.

If the terms of a collateralized Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss.

In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the Senior Loan and with respect to its ability to realize the benefits of the collateral securing the Senior Loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the Senior Loan as a fraudulent conveyance, the restructuring of the payment obligations under the Senior Loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the Senior Loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the Senior Loan that exceeds the value of the collateral, and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the Senior Loan and with respect to its ability to realize the benefits of the collateral securing the Senior Loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

Investment decisions will be based largely on the credit analysis performed by the Advisor's investment personnel and not on analyses prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The Advisor may also utilize information prepared and supplied by the agent or other lenders. Information about interests in Senior Loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans. There can be no assurance that the Advisor's analysis will disclose factors that may impair the value of a Senior Loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments in Senior Loans. Although a Senior Loan often is not rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. Although the Advisor may consider such ratings when evaluating a Senior Loan, it does not view such ratings as a determinative factor in its investments decisions. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality, and the Fund may invest a substantial portion of its assets in such Senior Loans. Debt securities rated below investment grade and comparable unrated securities are viewed by the ratings agencies as speculative and are commonly known as "junk bonds."

While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the Senior Loans in which the Fund will invest will adjust with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such Senior Loans is significantly decreased, but is not eliminated.

Non-diversification

The Fund may invest a greater proportion of its assets in the securities of a small number of issuers than would be required if the Fund were a diversified investment company. In this regard, the Fund is not subject to the general limitation that, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Fund is permitted greater flexibility to invest its assets in the obligations of a single issuer it is exposed to increased risk of loss if such an investment underperforms expectations. However, the Fund intends to limit its investments so as to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a "regulated investment company."

Limited Secondary Market for Senior Loans

Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid. This means that the Fund may not be able to sell its Senior Loans quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. In addition, Senior Loans in which the Fund invests generally require the consent of the borrower prior to sale or assignment. This consent requirement may delay or impede the Fund's ability to sell Senior Loans. The Fund may have difficulty disposing of its Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Limitations of a secondary market may result in difficulty raising cash to purchase shares tendered pursuant to a repurchase offer. These events may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Fund to maintain a greater portion of its assets in cash or cash equivalents than it would otherwise, which could negatively impact performance. If the Fund purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the borrower when the Advisor deems it advisable to do so.

In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. According to the Fund's valuation procedures, bank loans shall be valued at prices supplied by the Fund's approved pricing agent for such securities (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise shall be valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers that is known to follow the issue. Other privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available. To the extent that a secondary market does exist for Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

The Fund must maintain liquid assets in accordance with the regulatory requirements under the 1940 Act for operation as an interval fund. These
requirements   are  set  forth  under   "Repurchase   of  Shares  --   Liquidity
Requirements."

Demand for Senior Loans

Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Fund and the rights provided to the Fund under the terms of the Senior Loan. Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Advisor's judgment, this should enhance their liquidity.

No Trading Market for Shares

The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the shares for trading on any national securities exchange. There is no secondary trading market for Fund shares. The Fund's shares are therefore not readily marketable. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of its outstanding common shares at net asset value. See "Repurchase of Shares" below for more information. However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange, and Class B shareholders who tender Fund shares held for less than four years and Class C shareholders who tender Fund shares held for less than one year will pay an EWC. See "Purchase of Shares." In addition, there is no guarantee that shareholders will be able to liquidate all of their Fund shares that they tender.

NET ASSET VALUE

The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern time, on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Portfolio securities for which market quotations are readily available are generally valued at market value. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Debt securities (including Senior Loans) are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

For additional information about the valuation of portfolio securities, see "Net Asset Value" in the SAI. The summary of valuation practices in this prospectus is qualified in its entirety by the more detailed discussion in the SAI.

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of the Fund may be purchased at net asset value through certain investment advisers and other financial service firms. Class A shares are sold subject to a service fee. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and an EWC payable upon certain repurchases. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and are subject to an EWC payable upon certain repurchases within the first year following purchase. Class C shares automatically convert to Class A shares ten years after issuance. Class B and Class C shares are subject to a distribution and service fee. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial sales charge and EWC structures and in their ongoing expenses, including asset-based sales charges in the form of distribution and service fees. These differences are summarized in the table below. See also, "Fund Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                  Maximum Annual
                               Distribution/Service
                                 Fees (as a % of
                                  average daily
            Sales Charge          net assets)*        Other Information
--------------------------------------------------------------------------------
Class A     None                     0.25%       Sold in connection with an
                                                 investment advisory program or
                                                 agency commission program
                                                 under which clients pay a fee
                                                 to the investment advisor or
                                                 other firm for portfolio
                                                 management or agency brokerage
                                                 services.

Class B     Maximum EWC of 3%        0.85%       Shares convert to Class A
            of repurchase                        shares six years after
            proceeds; declines                   issuance.
            to zero after four
            years.

Class C     EWC of 1% of             0.85%       Shares convert to Class A
            repurchase proceeds                  shares ten years after
            for repurchases                      issuance.
            made during first
            year after
            purchase.
--------------------------------------------------------------------------------
* The portion of the service fee attributable to each class of shares is 0.25%.

The minimum initial investment for each Class of shares of the Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Purchase of Class A Shares. Class A shares of the Fund may be purchased at net asset value through certain investment advisers registered under the Investment Advisers Act and other financial services firms, acting solely as agents for their clients, that adhere to certain standards established by the Distributor, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through repurchase by the Fund.

The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to Class A shareholders in connection with the investment or reinvestment of income and capital gain dividends or upon conversion from Class B shares or Class C shares as provided below.

The Distributor is compensated by the Fund for Shareholder Services as principal underwriter for Class A shares.

Purchase of Class B Shares. Investors choosing the EWC alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. An EWC may be imposed upon repurchase of Class B shares. See "Repurchase of Shares -- Early Withdrawal Charges -- Class B Shares."

The Distributor is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Distribution Arrangements" and "Distribution Expenses."

Automatic Conversion Feature. Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted and after that date will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from the asset based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares.

For purposes of the conversion of Class B shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. An EWC may be imposed upon the repurchase of Class C shares if they are repurchased within one year of purchase. See "Repurchase of Shares -- Early Withdrawal, Class C Shares."

The Distributor is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Distribution Arrangements" and "Distribution Expenses."

Automatic Conversion Feature. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted and after that date will no longer be subject to the distribution fees applicable to Class C shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class C shares from the asset based distribution expenses applicable to such shares at such time as the Class C shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares.

For purposes of the conversion of Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class C shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class C shares in the sub-account will also convert to Class A shares.

Which Arrangement is Best for You?

The decision as to which class of shares provides the most suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Class A shares may be purchased at net asset value through certain registered investment advisors and other financial services firms. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for a longer period might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within a relatively short period might consider Class C shares. For more information about the three sales arrangements, consult your financial representative or the Distributor. Firms may receive different compensation depending upon which class of shares they sell.

Distribution Arrangements

The Fund has entered into an Underwriting and Distribution Services Agreement with the Distributor (the "Distribution Agreement"), which has been filed as an exhibit to the Fund's Registration Statement with the Commission. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell shares of the Fund from time to time through the Distributor, which is the principal underwriter of the shares, and through firms. The Class A, Class B and Class C shares will be offered on a continuous basis as described above, at net asset value per share. Shareholders will have the option of submitting shares for repurchase quarterly, subject to the terms and conditions described below under "Repurchase of Shares."

The Distributor is the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the continuous offering of the Fund's shares. The Fund and the Distributor reserve the right to withdraw, cancel or modify the offering of shares and the Fund reserves the right to refuse any order for shares in whole or in part.

Firms that submit orders for Class B shares will be compensated at a rate of 3.0% of the aggregate sales price of the Class B shares purchased from the Fund by or through such firms. The Distributor compensates firms for sales of Class C shares at the time of sale at a commission rate of 0.25% of the amount of Class C shares purchased. In addition, the Distributor currently advances to firms the first year distribution fee at a rate of 0.50% of the purchase price of such shares. For periods after the first year, the Distributor currently intends to pay firms for sales of Class C shares the commission noted above and a distribution fee, payable quarterly, at an annual rate of 0.50% of net assets attributable to Class C shares maintained and serviced by the firm. The Distributor would receive the distribution fee from the Fund and any EWC.

In addition, the Distributor may, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash compensation, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by the Distributor.

Settlements of sales of shares will normally occur on the third business day following the date on which any such sales are made.

The Fund  anticipates  that  from time to time  certain  of the firms may act as
brokers  or  dealers  in   connection   with  the  execution  of  its  portfolio
transactions.

In connection with the sale of the shares on behalf of the Fund, the Distributor may be deemed to be an underwriter within the meaning of the Securities Act of 1933.

Due to the desire of the Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. Delays may be experienced in the share repurchase procedure, described below, if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Brokers, banks and other financial service providers may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and the Distributor may pay them a transaction fee up to the level of the discount or commission allowable or payable to the firms, as described above. Brokers, banks or other financial service providers may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If such firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a firm would result in any material adverse consequences to the Fund.

Orders for the purchase of shares in a continuous offering will be confirmed at a price based on the net asset value per share of the Fund next determined after receipt in good order by the Distributor of the order accompanied by payment. However, orders received by firms prior to the determination of net asset value and received in good order by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value per share effective on that day. The Fund reserves the right to determine its net asset value more frequently than once a day if deemed desirable. Firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Firms provide varying arrangements for their clients to purchase and submit to the Fund for repurchase the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the

Distributor or Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and repurchase of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers or registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of the Distributor, may receive compensation from the Fund through the Shareholder Service Agent for these services. This Prospectus should be read in connection with such firms' materials regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares of the Fund and to have dividends reinvested.

An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Distributor is headquartered at 222 South Riverside Plaza, Chicago, Illinois 60606.


Distribution Expenses

Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Distributor provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than existing shareholders. The Fund bears the cost of printing and mailing prospectuses and reports to existing shareholders. The Fund bears the expense of registering its shares with the Commission and, the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states ("Blue Sky expenses"). The Distributor may enter into related selling group agreements with various broker-dealers, including affiliates of the Distributor, that provide distribution services to investors. The Distributor also may provide some of the distribution services.

Effective July 1, 2001, the fund implemented a Distribution Plan with respect to its Class A shares and an Amended and Restated Distribution Plan with respect to its Class B and C shares (each, a "Plan"). The Plans provide for fees payable as an expense of the Class A, Class B and Class C shares, that are used by the Distributor to pay for administrative services (all classes) and distribution services (Class B and C). The Plans are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may, directly or indirectly, bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act.

For its services under the Class A Plan, the Distributor receives a fee from the Fund, payable monthly, at the annual rate of 0.25% of average daily net assets of the Fund attributable to the Class A shares. For its services under the Class B Plan, the Distributor receives a fee from the Fund, payable monthly, at the annual rate of 0.85% of average daily net assets of the Fund attributable to the Class B shares. For its services under the Class C Plan, the Distributor receives a fee from the Fund, payable monthly, at an annual rate of 0.85% of the average daily net assets of the Fund attributable to the Class C shares. These fees are accrued daily as an expense of the Class A, Class B and Class C shares. The Distributor also receives any EWC, as discussed above.

Under the Plans, the Distributor may compensate various financial services firms for sales of Fund shares and may pay other commissions, fees and concessions to such firms. The distribution fee compensates the Distributor for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B and Class C shares, including the payment of compensation to firms, the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.

Among other things, the Plans provide that the Distributor will prepare reports for the Board of Trustees on a quarterly basis showing amounts paid to the various financial services firms and such other information as the Board may reasonably request. The Plans will continue in effect indefinitely, provided that such continuance is approved at least annually by vote of a majority of the Board of Trustees, and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plans ("Qualified Board Members"), cast at an in-person meeting called for such purpose. The Class A Plan will also continue in effect indefinitely by a vote of at least a majority of the outstanding voting securities of the Class A shares, the Class B Plan will continue in effect indefinitely by a vote of at least a majority of the outstanding voting securities of the Class B shares and the Class C Plan will continue in effect indefinitely by a vote of at least a majority of the outstanding voting securities of the Class C shares. Any material amendment to the

Plans must be approved by vote of a majority of the Board of Trustees and of the Qualified Board Members. An amendment to the Class A Plan to increase materially the amount to be paid to the Distributor by the Fund for distribution services must be approved by a majority of the outstanding Class A shares, an amendment to the Class B Plan to increase materially the amount to be paid to the Distributor by the Fund for distribution services must be approved by a majority of the outstanding Class B shares and an amendment to the Class C Plan to increase materially the amount to be paid to the Distributor by the Fund for distribution services must be approved by a majority of the outstanding Class C shares. While the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees who are not themselves interested persons of the Fund.

If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to a Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under a Plan, if for any reason a Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.

Tax Identification Number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 30% (in 2002 and 2003) of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Prospectus.


REPURCHASE OF SHARES

To provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund, pursuant to a fundamental policy that may only be changed by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value (each, a "Repurchase Offer"). Because the Fund is a closed-end investment company, shareholders will not be able to redeem their shares on a daily basis.

As explained in more detail below, it is anticipated that each quarterly "Repurchase Request Deadline" will be 4:00 p.m. Eastern time on the 10th business day in the months February, May, August and November. The Fund may determine the net asset value applicable to repurchases no later than the 14th calendar day (or, if not a business day, the next business day) after the Repurchase Request Deadline (the "Pricing Date"). The Fund will distribute payment to shareholders on or before the "Repurchase Payment Deadline", which will be no later than seven calendar days after Pricing Date. Shareholders of record of the Fund will be sent notification of each Repurchase Offer 21 to 42 days prior to the Repurchase Request Deadline with respect to such Repurchase Offer. It is unlikely that a secondary market for the Fund's shares will develop, and neither the Distributor nor the firms will engage in any efforts to develop a secondary market.

Repurchase Amount

Each quarter, the Fund's Board of Trustees will determine the percentage of shares to be repurchased ("Repurchase Amount"). The Repurchase Amount may vary from 5% to 25% of shares outstanding on the Repurchase Request Deadline. The Fund also may offer to repurchase its shares on a discretionary basis, not pursuant to its fundamental policy, not more frequently than once every two years, or more frequently if an exemption is obtained from this limitation.

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. In other words, if, in the aggregate, only one share is tendered in a given quarter, the Fund must repurchase it. However, there is a maximum Repurchase Amount, so shareholders should be aware of the risk that the Fund may not be able to repurchase all shares tendered in any given quarter. See "Oversubscribed Repurchase Offers; Pro Rata Allocation."

Repurchase Requests

Shareholders of record will be sent a Notification of Repurchase Offer ("Notification") 21 to 42 days before the next Repurchase Request Deadline. The Notification will provide information about the Repurchase Offer, including the Repurchase Amount, the Repurchase Request Deadline, the manner of submitting a Repurchase Request, and the means by which shareholders may obtain the Fund's net asset value. It is anticipated that each Repurchase Request Deadline will be 4:00 p.m. Eastern time on the 10th business day in the months of February, May, August and November.

Shareholders who wish to tender shares for repurchase must notify the Fund on or before the Repurchase Request Deadline in the manner designated by the Fund in the Notification. THE REPURCHASE REQUEST DEADLINE IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. Repurchase requests may not be revoked after the Repurchase Request Deadline. Shareholders that fail to submit Repurchase requests in good order by this deadline will be unable to liquidate shares until a subsequent Repurchase Offer. Repurchase requests will be considered to be in good order if they meet the requirements set forth below under "Repurchase of Shares -- General."

A shareholder may tender all or a portion of his or her holdings (although the Fund may not be able to repurchase the shareholder's entire tender if aggregate tenders exceed the Repurchase Amount (as discussed further below). However, a shareholder's tax results may differ depending on whether the shareholder has tendered all or only a portion of his or her shares. See "Tax Matters."

Determination of Repurchase Price

The Fund will establish the Repurchase Price at a share's net asset value on the Pricing Date. The Fund will compute net asset value daily (as described under "Net Asset Value"), and shareholders may obtain daily net asset values by calling (800) 621-1048.

The Fund does not presently intend to deduct any repurchase fees from repurchase proceeds (other than any applicable EWC). However, in the future, the Board of Trustees may determine to charge a repurchase fee payable to the Fund to compensate the Fund for its reasonable expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will not exceed two percent of the proceeds of the repurchase, unless permitted by applicable regulation or exemption therefrom, and will be charged to all repurchased shares on a pro rata basis. The Board may implement repurchase fees without a shareholder vote.

Payment

The Fund expects to distribute payment no later than seven calendar days after the Pricing Date. Repurchase proceeds will be paid by wire transfer or check.

Early Withdrawal Charges

Class B Shares. Repurchases of Class B shares are subject to an EWC of 3.0% during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. The charge will not be imposed upon repurchase of reinvested dividends or share appreciation. The EWC will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being repurchased; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for repurchases in a calendar year that do not exceed 10% of the net asset value of a shareholder's account, provided such shareholder participates in the Fund's dividend reinvestment program; (d) for repurchases made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;
(e) for repurchases to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for repurchases of shares held by shareholders whose broker or other financial service provider has waived receipt of its commission on the sale of the shares repurchased; and (g) to the extent necessary to comply with regulatory limitations. The EWC will also be waived in connection with the following repurchases of shares held by employer sponsored employee benefit plans maintained on the subaccount recordkeeping system made available by Scudder Investments Service Company (the "Shareholder Service Agent") or its affiliate: (a) repurchases to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the EWC and the conversion privilege); (b) repurchases in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund); (c) repurchases in connection with distributions qualifying under the hardship provisions of the Code; (d) repurchases representing returns of excess contributions to such plans; and (e) repurchases of shares held by shareholders whose broker or other financial service provider has waived receipt of its commission on sale of shares repurchased.

Class C Shares. An EWC of 1% may be imposed upon repurchase of Class C shares if they are repurchased within one year of purchase. The charge will not be imposed upon repurchase of reinvested dividends or share appreciation. The charge is applied to the value of the shares repurchased excluding amounts not subject to the charge. The EWC will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for repurchases made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year; (d) for repurchases made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for repurchases to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed repurchase of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) for repurchase of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Scudder Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) to the extent necessary to comply with regulatory limitations. The EWC will also be waived in connection with the following repurchases of shares held by employer sponsored employee benefit plans maintained on the subaccount recordkeeping system made available by the
Shareholder  Service  Agent  or  its  affiliate:   (a)  repurchases  to  satisfy
participant loan advances (note that loan repayments constitute new purchases for purposes of the EWC and the conversion privilege); (b) repurchases in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund); (c) repurchases in connection with distributions qualifying under the hardship provisions of the Code; and (d) repurchases representing returns of excess contributions to such plans.

Example of EWC. The following example will illustrate the operation of the EWC (assuming no waiver is applicable). Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor then tendered, and the Fund accepted for repurchase, the entire $12,000 in share value, the EWC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 2.5% ($250) because it was in the second year after the purchase was made.

The rate of the EWC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December 2000 will be eligible for the second year's EWC if repurchased on or after December 1, 2001. In the event no specific order is requested when shares subject to an EWC are repurchased, the repurchase will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. The Distributor receives any EWC directly.

Oversubscribed Repurchase Offers; Pro Rata Allocation

In any given quarter, shareholders may tender a number of shares that exceeds the Repurchase Offer Amount (this Prospectus refers to this situation as an "Oversubscribed Repurchase Offer"). In the event of an Oversubscribed Repurchase Offer, the Fund may, but is not required to, repurchase additional shares up to a maximum aggregate of two percent of the shares outstanding on the Repurchase Request Deadline ("Additional Repurchase Amount"). If the Fund determines not to repurchase the Additional Repurchase Amount, or if shareholders tender an amount exceeding the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis.

In the event of an Oversubscribed Repurchase Offer, shareholders may be unable to liquidate some or all of their Fund shares during that quarterly Repurchase Offer. A shareholder may have to wait until a later quarter to tender shares that the Fund is unable to repurchase, and would be subject to the risk of net asset value fluctuations during this time period. Some shareholders may tender more shares than they wish to have repurchased in order to attempt to ensure the repurchase of a specific minimum number of shares.

Repurchase Policy

The Fund's policy to conduct quarterly Repurchase Offers ("Repurchase Policy") is fundamental, meaning, it may be changed only by a majority vote of the Fund's outstanding voting securities, as defined in the 1940 Act. The Repurchase Policy states that the Fund will make Repurchase Offers at periodic intervals of three months between Repurchase Request Deadlines, such Repurchase Request Deadlines to be on a business day and time in the months of February, May, August and November to be determined by the Board. The Repurchase Policy also provides that the Pricing Date will be no later than 14 calendar days after each Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day).

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Repurchase Date. In connection with this requirement, the Fund will maintain a percentage of its net assets equal to at least 100 percent of the Repurchase Amount in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund Repurchase Offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's net asset value.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Trustees, including a majority of the Fund's Trustees who are not interested persons of the Fund. These circumstances include the following:

(a) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

(b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets; or

(c) for any other periods that the Commission permits by order for the protection of shareholders.

In addition, although the Fund currently does not intend to list its shares on a national securities exchange or provide for share quotations on an inter-dealer quotation system of a national securities association (e.g., Nasdaq), if it does so in the future, the Fund may suspend or postpone a Repurchase Offer in the event that:

(a) the repurchase would cause the shares to lose their status on such exchange or inter-dealer quotation system; or

(b) during any period in which any market on which the shares are principally traded is closed, or during any period in which trading on the market is restricted.

Consequences of Repurchase Offers

Although the Board believes that Repurchase Offers generally will be beneficial to the Fund's shareholders, repurchases will decrease the Fund's total assets and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance repurchases, interest on that borrowing may reduce the Fund's net investment income. The Fund intends to offer new shares continuously, which may alleviate these potential consequences, although there is no assurance that the Fund will be able to secure new investments.

Repurchase Offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic Repurchase Offers at net asset value may not alleviate such a discount.

For a discussion of the Federal income tax aspects of a repurchase, see "Tax Matters."

General

The Fund will mail a Notification to shareholders of record in connection with each quarterly Repurchase Offer. Any shareholder of record may request that the Fund repurchase his or her shares pursuant to the terms and conditions described above. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may submit such shares for repurchase by sending a written request with signatures guaranteed to Scudder Investments, Attention:
Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for repurchase. Repurchase requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The repurchase request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the repurchase (prior to the imposition of any EWC) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a written request by any one account holder without a signature guarantee is sufficient for repurchases by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian, or custodian is named in the account registration. Other institutional account holders may exercise this special feature of tendering shares for repurchase by written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitation on liability described below, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege of tendering shares for repurchase by written request without a signature guarantee may not be used if the shareholder's account has had an address change within 15 days of the request.

If the account holder has given authorization, proceeds of repurchases can be sent by federal wire transfer to a single previously designated account. Once this authorization is on file, shares may be tendered for repurchase without signature guarantee subject to the limitation on liability described below. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire repurchase minimum. To change the designated account to receive wire repurchase proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized requests pursuant to the pre-authorized privilege for institutional account holders to tender shares for repurchase in writing without signature guarantee and the pre-authorized privilege of sending proceeds of repurchases by federal wire transfer unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the written instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include requiring certain identifying information before acting upon instructions and sending written confirmations.

When the Fund is asked to repurchase shares for which it may not have yet received good payment (i.e., purchases by check, QuickBuy or Bank Direct Deposit), it may delay transmittal of repurchase proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount.

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount recordkeeping system made available through the Shareholder Service Agent.

SPECIAL FEATURES

Exchanges

In conjunction with each quarterly Repurchase Offer and subject to terms and conditions of such Repurchase Offer, Class A, Class B, and Class C shares of the Fund may be exchanged for shares of the corresponding class of certain Scudder Funds at their relative net asset values. For a complete list of Scudder Funds that may be exchanged into, please refer to the Fund's SAI.

Class B and Class C shares of the Fund may be exchanged without an EWC being imposed at the time of exchange. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a quarterly Repurchase Offer. For purposes of calculating the EWC that may be imposed upon the repurchase of the Class B and Class C shares of a Scudder Fund received in an exchange, the shares received in the exchange will retain the original cost and purchase date of the Class B and Class C shares of the Fund originally purchased by the investor, but the contingent deferred sales charge ("CDSC") schedule of the Scudder Fund shares received in the exchange will be applicable. Accordingly, you may pay a higher CDSC upon redemption of Scudder Fund Class B and Class C shares received in an exchange than you would have if you had held such shares of the Fund for the same period of time and then submitted those shares to the Fund for repurchase. You should consult the prospectus of the applicable Scudder Fund before exchanging into a Scudder Fund. Exchanges into the Fund from the Scudder Funds are not permitted. Therefore, shareholders who exchange Fund shares for shares of other Scudder Funds will not be able to exchange those shares back into shares of the Fund.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Each Scudder Fund reserves the right to invoke the 15-Day Hold Policy for accounts of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Scudder Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund and, therefore, may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative net asset values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by repurchase of shares of the Fund held and purchase of shares of the Scudder Fund at net asset value of the Scudder Fund determined on the Repurchase Payment Date (or the next net asset value determined by such Scudder Fund if no net asset value was determined on such Repurchase Payment
Date) with the proceeds of the Repurchase Offer. Elections to participate in an exchange may be made on a shareholder's repurchase request form contained in each Notification. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Scudder Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a designation on the Fund's quarterly repurchase request form. Any share certificates must be deposited prior to any exchange of such shares. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Bank Direct Deposit

A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit

A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Tax-Sheltered Retirement Plans

The Shareholder Service Agent provides retirement plan services and documents and the Distributor can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

Individual Retirement Accounts

One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and Education IRAs. With a traditional IRA, an individual may make a contribution in 2002 of up to $3,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan, the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married filing jointly, the couple's) adjusted gross income for the year. Even if an individual's contributions to an IRA for a taxable year are not deductible, the individual nonetheless may make nondeductible contributions up to $3,000, or 100% of earned income if less, for that year. A higher-earning spouse also may contribute up to $3,000 per year to the lower-earning spouse's own IRA, whether or not the lower-earning spouse has earned income of less than $3,000, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA, also. Of course, withdrawals with respect to investments in the Fund may only be effected pursuant to the Fund's quarterly repurchase feature.

With a Roth  IRA,  an  individual  may make  only  nondeductible  contributions;
contributions can be made of up to $3,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's adjusted gross income for the year is less than $95,000 or, if married filing jointly, the couple's adjusted gross income is less than $150,000 The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age
70. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable.

IRA participants age 50 or older may be able to make an additional contribution of $500 to a traditional or Roth IRA.

An Education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution in 2002 for the benefit of any one child is $200 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax. In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.

You should contact your tax advisor for specific information about your eligibility to participate in an IRA.

Qualified Retirement Plans

Fund shares also may be held in profit sharing, money purchase pension, and 401(k) plan accounts. An employer, whether a corporation, partnership or other kind of business entity, generally may maintain one or more qualified retirement plans for its employees. These plans, which are qualified plans under Code
Section 401(a), are subject to numerous rules relating to such matters as the maximum contribution that can be allocated to participant's accounts, nondiscrimination, and distributions from the plan, as well as being subject in many cases to the fiduciary duty and other provisions of the Employee Retirement Income Securities Act of 1974, as amended. Businesses considering adopting a qualified retirement plan are encouraged to seek competent professional advice before adopting one of these plans.

403(b) Plan Accounts

Fund shares also may be purchased as an investment for Code Section 403(b)(7) custodial accounts. In general, employees of tax-exempt organizations described in Code Section 501(c)(3) and of public school systems are eligible to participate in 403(b) accounts. These arrangements may permit employer contributions and/or employee salary reduction contributions, and are subject to rules relating to such matters as the maximum contribution than can be made to a participant's account, nondiscrimination, and distributions from the account.

General Information

Information regarding the establishment of IRAs or other retirement plans is available from the Shareholder Service Agent upon request. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

The illiquid nature of the shares of the Fund may affect the nature and timing of distributions from tax sheltered retirement plans, including the ability to meet minimum distribution requirements, and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's share holders.

The net asset value per Share of the Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of Shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of Shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Although it is the Fund's present policy to redeem in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B and Class C shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B and Class C shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B and Class C shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B and Class C shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DESCRIPTION OF THE FUND

The Fund was organized as a Massachusetts business trust on March 23, 1999, and is registered with the Commission as a closed-end management investment company. The Fund's Declaration of Trust, a copy of which is on file in the office of the Secretary of State of Massachusetts and which is included in the Fund's Registration Statement authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.01. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest and may establish separate series of shares, all without shareholder vote.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Dividends, Voting and Liquidation Rights

Each common share of beneficial interest of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

Status of Shares

The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any series by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or
conditions   of  repurchase  of  such  shares.

Any such classification or reclassification will comply with the provisions of the 1940 Act.

The following table sets forth information about the Fund's Class A, Class B and Class C shares, as of August 31, 2001. As of that date Class A, Class B and Class C shares are the only shares authorized and issued by the Fund.

       (1)                (2)                (3)                   (4)
                                      Amount Outstanding
                     Amount Held by     Registrant or     Exclusive of Amount
Title of Class     Amount Authorized   for its Account       Shown Under (3)
--------------     -----------------   ---------------       ---------------
Class A shares         Unlimited            None            1,590,255 shares
Class B shares         Unlimited            None           24,536,229 shares
Class C shares         Unlimited            None           10,419,983 shares

Fundamental  and  Non-Fundamental  Policies of the Fund

Certain policies of the Fund specified herein as "fundamental" and the investment restrictions of the Fund designated as fundamental as described in the SAI are fundamental policies of the Fund and may not be changed without a majority vote of the Fund's outstanding voting securities, which means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or
(b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less (a "Majority Vote"). All other policies of the Fund, including the Fund's investment objective, may be modified by resolution of the Board of Trustees of the Fund.

Anti-Takeover Provisions in the Declaration of Trust

The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving holders of shares of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding common shares of beneficial interest of the Fund then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the common shares (a "Principal Shareholder") and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates or associates, beneficially owns 5% or more of the outstanding common shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

A Trustee may be removed from office without cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Fund's common shares.

Conversion of the Fund from a "closed-end company" to an "open-end company" under the 1940 Act will require the vote of the holders of two-thirds of the common shares outstanding. However, if such conversion is unanimously recommended by the Trustees, the Majority Vote of the shareholders of the Fund will be sufficient to authorize conversion.

Such votes by the holders of the Fund's common shares will be in addition to any other vote required by law or pursuant to the terms of any preferred shares of the Fund that may be issued and outstanding.

The Board of Trustees has determined that the voting requirements described above, which, in some cases, are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Advisor

The Fund's investment advisor is Zurich Scudder Investments, Inc. The principal address of the Advisor is 345 Park Avenue, New York, NY 10154-0010. The Advisor, as a subsidiary of Zurich Financial Services, is one of the largest and most experienced investment counsel firms in the world, managing assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Advisor offers a full range of investment counsel and asset-management capabilities, based on a combination of proprietary research and disciplined, long term investment strategies. Zurich Financial Services is a financial services holding company incorporated in Switzerland. The Advisor has served as investment manager to the Fund since its inception. Currently, the Advisor has more than $325 billion in assets under management.

Kelly Babson is the Lead Portfolio Manager for the Fund. She joined the Advisor in 1994, the Fund in 2000, and is a Managing Director and Head of the Private Debt Department. She began her investment career in 1981.

Kenneth Weber is the Portfolio Manager for the Fund. He joined the Advisor and the Fund in 2000 and has 15 years of industry experience.

Investment Management Agreement

The Investment Management Agreement (the "Management Agreement") with the Advisor, dated March 31, 1999, provides that the Advisor acts as investment advisor, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if duly elected to such positions. Under the Management Agreement, the Fund is responsible for all of its expenses, including fees and expenses incurred in connection with its organization and initial offering; fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering and qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

For its investment management services, the Fund pays the Advisor an investment management fee, payable monthly, at the annual rate, expressed as a percentage of average daily net assets, of 0.50% of the first $1 billion of average daily net assets, 0.49% of the next $2 billion, 0.48% of the next $2 billion, 0.47% of the next $5 billion, and 0.45% of average daily net assets over $10 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Under this arrangement, for the fiscal year ended August 31, 2001, Zurich Scudder received an annual fee of 0.50% of the Fund's average daily net assets.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Custodian

The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company, whose principal place of business is 225 Franklin Street, Boston, Massachusetts 02110.

Transfer  Agent,  Registrar and Dividend  Disbursing  Agent

Scudder Investments Service Company ("SISvC"), an affiliate of the Advisor, serves as transfer agent, registrar and dividend disbursing agent for the Fund's shares. SISvC also serves as Shareholder Service Agent for the Fund.

Fund Accounting Agent

Scudder  Fund  Accounting   Corporation,   Two  International   Place,   Boston,
Massachusetts, 02110-4103, a subsidiary of the Advisor, computes net asset values for the Fund.

Shareholder Services

Pursuant to the Distribution Plan, information and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under the Shareholder Services Agreement ("Services Agreement") with the Distributor. The Distributor bears all its expenses of providing services pursuant to the Services Agreement between the Distributor and the Fund, including the payment of a services fee to third parties. The Fund pays the Distributor a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares.

The Distributor enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, the Distributor pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing the month after investment. With respect to Class B and C shares, the Distributor currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, the Distributor currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to the Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by the Distributor or the Fund. Firms to which service fees may be paid include affiliates of the Distributor. In addition the Distributor may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

The Distributor also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the services fee payable to the Distributor is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of records (other than the Distributor) listed on the Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board in its discretion may approve basing the fee payable to the Distributor at the annual rate of 0.25% on all Fund assets in the future.

Distribution Services

Pursuant to the Distribution Plan and the distribution agreement between the Fund and the Distributor, the Fund pays the Distributor a distribution services fee of 0.60% of average daily net assets of the Class B and C shares. From this, the Distributor may compensate various broker-dealer firms for sales of Class B and C shares for the sale of such shares as provided for from time to time by the Fund. In addition, the Distributor may, from time to time, from its own resources pay broker-dealer firms additional distribution-related compensation.

Administrative Agreement

The Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement"), pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an annual administration services fee (the "Administrative Fee") of 0.225%, 0.275% and 0.250% for Class A, B and C shares, respectively. One effect of this arrangement is to make the Fund's future expense ratio more predictable. However, the Fund will not benefit from economies of scale derived from increases in assets.

Various service providers ( the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements. The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, printing and postage fees. In return, the Fund will pay the Advisor the Administrative Fee.

The Administrative Agreement has an initial term of three years ending September 30, 2002, subject to earlier termination by the Fund's Board. The Administrative Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including independent trustees. The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the independent trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor.


DIVIDENDS AND DISTRIBUTIONS

Distribution Policy

The Fund's present policy is to declare daily distributions on Class A, Class B and Class C shares for which the Fund has received payment in an amount approximating the net investment income of the Fund. Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income of dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class. Net investment income of the Fund consists of all interest income, fee income and other ordinary income earned by the Fund on its portfolio assets, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions to shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Distributions of income will normally be made monthly and distributions of net realized capital gains will normally be made annually.

Income dividends may be distributed in cash or reinvested in additional full and fractional shares pursuant to the Fund's Dividend Reinvestment Program, discussed below. Shareholders receive statements on a periodic basis reflecting any distributions credited or paid to their account. Any fees or commissions paid to facilitate the sale of portfolio securities, including Senior Loans, in connection with quarterly repurchase offers or other portfolio transactions may reduce the dividend yield.

Dividend Reinvestment Program

The Fund's Dividend Reinvestment Program (the "Program") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Fund. Shares purchased by participants in the Program in connection with the reinvestment of dividends will be issued by the Fund at net asset value.

Generally for Federal income tax purposes, shareholders receiving additional shares under the Program will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Program. All distributions to shareholders whose shares are registered in their own names automatically will be paid in shares, unless the shareholder elects to receive the distributions in cash. Shareholders may elect to receive dividends and capital gain distributions in cash by notifying SISvC, as Program Agent. Additional information about the Program may be obtained from SISvC at (800) 641-1048. If your shares are registered in the name of a broker-dealer or other nominee (an "intermediary"), you must contact the intermediary regarding its status under the Program, including whether the intermediary will participate in the Program on your behalf. No fees or expenses are imposed on shareholders by the Fund or SISvC for participants in the Program.

Dividend Diversification

A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 641-1048, elect to have all dividends and other distributions paid on shares invested in Class A, Class B or Class C shares of certain mutual funds advised by the Advisor or its affiliates, so long as a preexisting account for such shares exists for the shareholder. A shareholder may call the phone number shown above to obtain a list of the mutual funds available and to request current prospectuses.

If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the distribution payment date.


TAX MATTERS

The Fund intends to operate as a "regulated investment company" under the Code. To do so, the Fund must meet certain income, distribution and diversification requirements. In any fiscal year in which the Fund so qualifies and distributes to shareholders substantially all of its net investment income and net capital gains, the Fund itself is generally relieved of any federal income or excise tax.

All dividends and capital gain distributions distributed to shareholders are taxable whether they are reinvested or received in cash, unless the shareholder is exempt from taxation or entitled to tax deferral. Dividends paid out of the Fund's investment company taxable income (including interest, dividends, if any, and net short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will generally be subject to a maximum federal tax rate of 20%. Early each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If, pursuant to an offer by the Fund to repurchase its shares, a shareholder sells all shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the shares. If, pursuant to an offer by the Fund to repurchase its shares, a shareholder sells less than all of the shares of the Fund that he or she owns or is considered to own, the sale may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earning and profits and the shareholder's basis in the tendered shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 30% from any dividends and/or repurchases (including exchange repurchases). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary income dividends paid to certain non-resident alien and other non-U.S. shareholder accounts.

If a shareholder invests through a tax-deferred account, such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and shareholders should consult a tax adviser about investment through a tax deferred account.

This is a brief summary of some of the federal income tax laws that affect an investment in the Fund. Please see the SAI and a tax adviser for further information.

PERFORMANCE INFORMATION

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper, Inc., Business Week, Forbes or other industry publications as well as comparisons of Fund performance to LIBOR, certificate of deposit rates, the Prime Rate, or other published rates or averages.

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

Advertisements and other sales materials for the Fund may also include information depicting the Fund's average annual total return and total return. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if any such period has not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

All dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, performance calculations may reflect the effect of compounding. Performance calculations do not reflect the amount of any shareholder income tax liability, which would reduced the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

The  Fund's  Class A,  Class B and Class C shares  are sold at net asset  value.
Repurchases of Class B shares within the first four years and Class C shares within the first year after purchase may be subject to an EWC. Average annual total return figures do, and total return figures may, include the effect of the EWC for the Class B and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B and Class C shares not including the effect of the applicable EWC would be reduced if it were included.

The Fund's returns and net asset value will fluctuate. Shares of a class of the Fund may be submitted for repurchase by an investor at the class' then current net asset value, which may be more or less than original cost. Repurchase of Class B shares and Class C shares may be subject to an EWC as described above. Additional information concerning the Fund's performance appears in the
Statement of Additional Information. Additional information about the Fund's performance also appears in its Annual Report to Shareholders and Semiannual Report to Shareholders, each of which is available without charge from the Fund.


LEGAL MATTERS

Dechert, Washington, D.C., serves as counsel to the Fund.

REGISTRATION STATEMENT

The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, relating to the shares offered hereby. For further information with respect to the Fund and its shares, reference is made to such Registration Statement and the exhibits filed with it.

SHAREHOLDER REPORTS

The Fund issues reports to its shareholders semi-annually that include financial information.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, toll-free (800) 621-1048.


Table of Contents of Statement of Additional Information
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General Information                                                         1
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Investment Restrictions and Fundamental Policies                            1
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Repurchase Offer Fundamental Policy                                         2
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Additional Information about Investments and Investment Techniques          3
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Management                                                                  8
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Control Persons and Principle Holders of Securities                        15
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Portfolio Transactions                                                     16
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Liquidity Requirements                                                     17
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Net Asset Value                                                            17
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Taxation                                                                   19
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Financial Statements                                                       22
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Appendix A -- Ratings of Fixed Income Investments                          23
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70

                                                                         SCUDDER
                                                                     INVESTMENTS


Scudder Floating Rate Fund

222 South Riverside Plaza, Chicago, Illinois 60606
800-621-1048


FUND INVESTMENT ADVISOR AND AGENTS

                                          INVESTMENT ADVISOR                        DISTRIBUTOR
Zurich Scudder Investments, Inc.          Scudder Distributors, Inc.
345 Park Avenue                           222 South Riverside Plaza
New York, New York 10154                  Chicago, Illinois 60606

CUSTODIAN                                 TRANSFER AGENT
State Street Bank and Trust Company       Scudder Investments Service Company
225 Franklin Street                       811 Main Street
Boston, Massachusetts 02110               Kansas City, Missouri 64105

INDEPENDENT ACCOUNTANTS                   LEGAL COUNSEL
Ernst & Young LLP                         Dechert
200 Clarendon Street                      1775 Eye Street, N.W.
Boston, MA 02116                          Washington, D.C. 20006

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                           PROSPECTUS: January 1, 2002

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


         Scudder Investments                       SEC
         ----------------------------------------------------------------
         222 South Riverside Plaza                 Public Reference
         Chicago, IL 60606-5808                    Section
         www.scudder.com                           Washington, D.C.
         (800) 621-1048                            20549-0102
                                                   www.sec.gov
                                                   (202) 942-8090

         SEC File Number
         ----------------------------------------------------------------
         Scudder Floating Rate Fund                811-09269


         Distributor
         Scudder Distributors, Inc.
         222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
         Tel (800) 621-1048


         SCUDDER
         INVESTMENTS

                                                                     SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Statement of Additional Information for each of the listed funds:


Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Balanced Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Contrarian Fund
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Floating Rate Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Growth Fund
Scudder Focus Value+Growth Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder International Fund
Scudder International Research Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Money Market Series
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Research Fund
Scudder Retirement Fund -- Series III
Scudder Retirement Fund -- Series IV
Scudder Retirement Fund -- Series V
Scudder Retirement Fund -- Series VI
Scudder Retirement Fund -- Series VII
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund
Scudder Worldwide 2004 Fund
The Japan Fund, Inc.

Scudder Variable Series I
   21st Century Growth Portfolio
   Balanced Portfolio
   Bond Portfolio
   Capital Growth Portfolio
   Global Discovery Portfolio
   Growth and Income Portfolio
   Health Sciences Portfolio
   International Portfolio
   Money Market Portfolio

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio
   Scudder Blue Chip Portfolio
   Scudder Contrarian Value Portfolio
   Scudder Focus Value+Growth Portfolio
   Scudder Global Blue Chip Portfolio
   Scudder Government Securities Portfolio
   Scudder Growth Portfolio
   Scudder High Yield Portfolio
   Scudder International Research Portfolio
   Scudder Investment Grade Bond Portfolio
   Scudder Money Market Portfolio
   Scudder New Europe Portfolio
   Scudder Small Cap Growth Portfolio
   Scudder Small Cap Value Portfolio
   Scudder Strategic Income Portfolio
   Scudder Technology Growth Portfolio
   Scudder Total Return Portfolio
   SVS Dreman Financial Services Portfolio
   SVS Dreman High Return Equity Portfolio
   SVS Dynamic Growth Portfolio
   SVS Focused Large Cap Growth Portfolio
   SVS Growth And Income Portfolio
   SVS Growth Opportunities Portfolio
   SVS Index 500 Portfolio
   SVS Mid Cap Growth Portfolio
   SVS Strategic Equity Portfolio
   SVS Venture Value Portfolio

Cash Account Trust
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Cash Equivalent Fund
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Investors Cash Trust
   Government Securities Portfolio
   Treasury Portfolio

Investors Municipal Cash Fund
   Investors Florida Municipal Cash Fund
   Investors Michigan Municipal Cash Fund
   Investors New Jersey Municipal Cash Fund
   Investors Pennsylvania Municipal Cash Fund
   Tax-Exempt New York Money Market Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
   Zurich Money Market Fund
   Zurich Government Money Fund
   Zurich Tax-Free Money Fund

Zurich YieldWise Funds
   Zurich YieldWise Money Fund
   Zurich YieldWise Government Money Fund
   Zurich YieldWise Municipal Money Fund



On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.


December 11, 2001

                           SCUDDER FLOATING RATE FUND
                            (Class A, B and C Shares)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2002

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for Scudder Floating Rate Fund dated January 1, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of Scudder Floating Rate Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 621-1048. The prospectus is also available along with other related materials on the Securities and Exchange Commission's Internet web site (www.sec.gov). This Statement of Additional Information incorporates by reference the entire Prospectus.

The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge. The registration statement is also available on the Commission's website (www.sec.gov).

The financial statements appearing in Scudder Floating Rate Fund's Annual Report to Shareholders dated August 31, 2001 are incorporated herein by reference. Scudder Floating Rate Fund's Annual Report accompanies this Statement of Additional Information and also may be obtained without charge by calling (800) 621-1048.

                                TABLE OF CONTENTS




GENERAL INFORMATION.......................................................1
   Interfund Borrowing and Lending Program................................1

INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES..........................1
   Other Investment Policies..............................................2

REPURCHASE OFFER FUNDAMENTAL POLICY.......................................2

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES........3
   Equity Securities......................................................3
   Repurchase Agreements..................................................3
   Reverse Repurchase Agreements..........................................4
   Lending Senior Loans and Other Portfolio Instruments...................4
   Interest Rate Hedging Transactions.....................................5
   Borrowing..............................................................6
   When-Issued Securities.................................................6
   Additional Information on Senior Loans.................................6
   Real Estate............................................................8
   Investment of Uninvested Cash Balances.................................8

MANAGEMENT................................................................9
   Investment Advisor.....................................................9
   Distributor...........................................................12
   Fund Service Providers................................................13
   Custodian.............................................................13
   Transfer Agent and Shareholder Service Agent..........................13
   Code of Ethics........................................................13

TRUSTEES AND OFFICERS....................................................14
   Name, Age and Address.................................................14
   Compensation of Trustees..............................................17

PORTFOLIO TRANSACTIONS...................................................19

LIQUIDITY REQUIREMENTS...................................................20

NET ASSET VALUE..........................................................20

TAXATION.................................................................22
   Tax Status of the Fund................................................22
   Distributions.........................................................23
   Dispositions..........................................................23
   Backup Withholding....................................................23
   Other Taxation........................................................24
   Fund Investments......................................................24

FINANCIAL STATEMENTS.....................................................25
   Independent Auditors..................................................25
   Reports...............................................................25
   Financial Statements..................................................25

APPENDIX A -- RATINGS OF FIXED INCOME INVESTMENTS........................26

                               GENERAL INFORMATION

Scudder Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that continuously offers its shares to the public. The Fund conducts quarterly repurchase offers for its shares. The Fund's investment advisor is Zurich Scudder Investments, Inc. (the "Advisor"). The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Fund's principal office is located at 222 South Riverside Plaza, Chicago, Illinois 60606.

Capitalized terms not defined in this Statement of Additional Information have the same meaning as that set forth in the Prospectus.

Interfund Borrowing and Lending Program

The Fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its policies regarding borrowing.

                INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

The fundamental policies of the Fund set forth below may not be changed without the approval of a majority of the Fund's outstanding voting shares. As defined in the 1940 Act, this means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Any nonfundamental policy of the Fund may be modified by the Fund's Trustees without a vote of the Fund's shareholders.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may (i) acquire Senior Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; and

(7) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities or to the extent that the Fund may be acting as an agent or co-agent in connection with the origination of Senior Loans.

Other Investment Policies

The Trustees have voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of the shareholders.

As a matter of non-fundamental policy, the Fund may not:

(1) invest for the purpose of exercising control over management of any company;

(2) invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies, in compliance with the 1940 Act;

(3) purchase securities on margin or make short sales of securities, provided that the Fund may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith;

(4) mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation; and

(5)      invest in oil, gas or mineral exploration or development programs.

Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund. This could allow creation of a "master/feeder" structure in the future, although the Fund has no current intention to restructure in this manner.

If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus and this Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                       REPURCHASE OFFER FUNDAMENTAL POLICY

The Board of Trustees has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers.

The  Repurchase  Offer  fundamental  policy  states  that  the  Fund  will  make
Repurchase Offers at periodic intervals of three months between Repurchase Request Deadlines, such Repurchase Request Deadlines will be 4:00 p.m. Eastern time on the 10th business day in the months of February, May, August and November. The Repurchase Offer Fundamental Policy also provides that the Pricing Date will be no later than 14 calendar days after each Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day).

The Repurchase Offer Fundamental Policy may be changed only with approval of a majority of the Fund's outstanding voting securities.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

Equity Securities

In connection with its purchase or holding of interests in Senior Loans, CLOs, subordinated and unsecured loans, high yield securities or other investments of the Fund, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Fund normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Repurchase Agreements

The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements

The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Lending Senior Loans and Other Portfolio Instruments

To generate additional income, the Fund may lend its portfolio securities, including an interest in a Senior Loan, in an amount up to 33 1/3% of the Fund's total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Advisor. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory restrictions applicable to the Fund. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a Senior Loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the Senior Loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the Senior Loan will be for the account of the Fund.

The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned, (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and any increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Advisor to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisor, and will be considered in making decisions with respect to the lending of portfolio instruments.

The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund's rights as a creditor. However, the loans will be made only to firms deemed by the Advisor to be of good financial standing and when, in the judgment of the Advisor, the consideration which can be earned currently from loans of this type justifies the attendant risk.

Interest Rate Hedging Transactions

The Fund may, pursuant to its investment objective and policies, engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to engage in such transactions with respect to no more than 20% of its total assets, which would be that portion of the Fund's portfolio not represented by variable rate securities. The Fund may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Fund's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. Market conditions and the judgment of the Advisor will determine whether and in what circumstances the Fund would employ any of the hedging techniques described below.

Interest Rate Swaps, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments on a specified dollar amount, referred to as the "notional" principal amount, for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio that has an interest rate redetermination period of one year. The Fund could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payments under an obligation that readjusts monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund or to the extent the purchase of swaps, caps or floors would be inconsistent with the Fund's other investment restrictions.

The Fund will not treat swaps covered in accordance with applicable regulatory guidance as senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Advisor. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund's rights as a creditor.

The swap, cap and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

General. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities and depends on the Advisor's ability to predict correctly the direction and degree of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor. The Fund will incur brokerage and other transaction costs in connection with its hedging transactions.

Borrowing

The Fund will borrow only when the Advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

When-Issued Securities

The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Additional Information on Senior Loans

Senior Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of a covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The Fund believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Fund may incur additional credit risk, however, when the Fund acquires a participation in a Senior Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. The Fund has taken the following measures in an effort to reduce such risks. The Fund will only acquire participations in Senior Loans if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any Repurchase Offers or to adjust the Fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the Fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The Fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by collateral.

The Fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Real Estate

The Fund may acquire real estate or invests therein as a consequence of the Fund's ownership of securities. It is the policy of the Fund to liquidate real estate or interests therein promptly after acquiring such assets. It is unlikely that more than 5% of the Fund's total assets will ever be invested in real estate or interests therein.

Investment of Uninvested Cash Balances

The Fund may have  cash  balances  that  have  not been  invested  in  portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Zurich Scudder Cash Management QP Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

                                   MANAGEMENT

Investment Advisor

The Advisor, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder") is one of the most experienced investment counseling firms in the U.
S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The Agreements will continue in effect until from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

In return for the services provided by the Advisor as investment manager and the expenses it assumes under the Investment Management Agreement (the "Agreement"), the Fund pays the Advisor a management fee which is payable monthly, at the annual rate, expressed as a percentage of average daily net assets, of 0.50% of the first $1 billion of average daily net assets, 0.49% of the next $2 billion, 0.48% of the next $2 billion, 0.47% of the next $5 billion, and 0.45% of average daily net assets over $10 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Accordingly, for the year ended August 31, 2001, the fee pursuant to the Agreement aggregated $922,884, which was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended August 31, 2000, the Advisor waived expenses of $255,359. During the period from May 25, 1999 (commencement of operations) to August 31, 1999, the Advisor reimbursed Fund expenses of $375,748 pursuant to these arrangements. The Fund paid fees to the Advisor for the fiscal year ended August 31, 2000, and from May 25, 1999 (commencement of operations) through August 31, 1999, of $557,775 and $0, respectively, under the Agreement, after the effect of the expense waiver by the Advisor. The Advisor agreed to reduce its investment management fee to 0% of the Fund's average daily net assets through November 30, 1999. The investment management fee was reinstated during the one year period ending November 30, 2000. During the period from commencement of operations to the end of the Fund's fiscal year, August 31, 1999, the Distributor agreed to reduce its administrative services and distribution fee and the Advisor agreed to reimburse other expenses to the extent necessary to maintain maximum expense ratios ranging from 0% to 1.00%.

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations including, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor, and makes available, without expense to the Fund, the services of such directors, officers and employees of the Advisor as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trusts' investment products and services.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Fund who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

Administrative Agreement. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with the Advisor. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class A, Class B, and Class C beginning June 25, 2001 was equal to an annualized effective rate of 0.225%, 0.275%, and 0.250%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under these arrangements, except that the Advisor pays these entities for the provision of their services to the Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through August 31, 2001, the Administrative Fee was as follows:

                                                                          Unpaid as                Unpaid as
                                                                              of        Unpaid as      of
                      Fiscal                                               8/31/01     of 8/31/01   8/31/01
Fund                   Year     Class A    Class B    Class C     Total     Class A      Class B     Class C      Total
----                   ----     -------    -------    -------     -----     -------      -------     -------      -----

Scudder Floating
Rate Fund              2001     $3,439     $60,900    $25,434    $89,773     $1,658      $29,882     $12,242     $43,782

Various service providers (the "Service Providers"), some of which are affiliated with Zurich Scudder, provide certain services to the Fund pursuant to separate agreements. Zurich Scudder will pay the Service Providers for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay Zurich Scudder the Administrative Fee.

The Administrative Agreement has an initial term of three years ending September 30, 2003, subject to earlier termination by the Fund's Board. The Administrative Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including the Independent Trustees.

The fee payable by the Fund to Zurich Scudder pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by Zurich Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with Zurich Scudder.

Distributor

Pursuant to an Underwriting and Distribution Service Agreement (the "Distribution Agreement") Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of the Advisor ("SDI"), is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. Pursuant to the Distribution Agreement, SDI enters into related selling group agreements with various firms for sales of Class A, Class B and Class C shares in accordance with the terms of the Fund's registration statement, as in effect from time to time. A distribution/services plan has been adopted with respect to each class of shares in compliance with Rule 12b-1 under the 1940 (each, a "Plan"). For distribution services provided by SDI with respect to Class B and Class C shares, SDI receives an annual fee of 0.60% of the average daily net assets of each such class pursuant to the Plan. In addition, SDI receives any early withdrawal fees from redemptions of Class B and Class C shares. The distribution fee for the fiscal year ended August 31, 2001 for Class B shares was $727,906 of which, $125,440 was unpaid as of August 31, 2001. The distribution fee for fiscal year ended August 31, 2001 for Class C shares was $327,949 of which, $51,246 was unpaid as of August 31, 2001. Early withdrawal fees incurred by the Fund for fiscal year ended August 31, 2001 for Class B and C shares were $353,537. Distribution and early withdrawal fees incurred by the Fund for the fiscal year ended August 31, 2000 for Class B shares were $750,470, after an expense waiver of $255,359 by the Advisor, of which $37,058 was unpaid at August 31, 2000. SDI bears all of its expenses of providing distribution services pursuant to the Plan, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

Further, effective June 25, 2001, in accordance with each Plan, SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. This Plan replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the fiscal year ended August 31, 2001 the service fee for Class A shares was $21,504 of which $0 was waived by SDI and $4,280 was unpaid as of August 31, 2001. For the fiscal year ended August 31, 2001 the service fee for Class B shares was $303,293 of which $224,582 was waived by SDI and $127,868 was unpaid as of August 31, 2001. For the fiscal year ended August 31, 2001 the service fee for Class C shares was $136,645 of which $113,662 was waived by SDI and $100,840 was unpaid as of August 31, 2001.



Each Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan. The Plan automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by the Distributor upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees, and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act.

Fund Service Providers

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to the implementation of the Administrative Agreement, the Fund incurred no fund accounting fees after an expense waiver of $60,885 by SFAC.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and maintains custody of all securities and cash held by the Fund.

Transfer Agent and Shareholder Service Agent

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105, a subsidiary of the Advisor, is the Fund's transfer agent and dividend disbursing agent and, as such, generally serves as "Shareholder Service Agent" of the Fund. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent the following from the Fund: annual account fees of $14.00 ($23.00 for retirement accounts) per account, plus set up charges, annual fees associated with the early withdrawal charge, an asset-based fee of 0.05%, and out-of-pocket reimbursement. For fiscal year ended August 31, 2001 the amount charged to the Fund by SISC amounted $7,661 after an expense waiver of $160,183. For fiscal years ended August 31, 2000 and August 31, 1999, the Fund paid SISC $127,673 and $0 in fees, respectively, after the effect of the expense absorption by the Advisor referred to above.

Code of Ethics

The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

The Trustees and Executive Officers of the Fund and their principal occupations during the last five years are set forth below.

                                                                                                   Position with Underwriter,
Name, Age and Address              Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
---------------------              ------------------       --------------------                   --------------------------

John W. Ballantine (55)            Trustee                  Retired; formerly, First Chicago NBD  --
222 South Riverside Plaza                                   Corporation/The First National Bank
Chicago, Illinois  60606                                    of Chicago:  1996-1998 Executive
                                                            Vice President and Chief Risk
                                                            Management Officer; 1995-1996,
                                                            Executive Vice President and Head of
                                                            International Banking; Director,
                                                            First Oak Brook Bancshares, Inc.,
                                                            Oak Brook Bank and Tokheim
                                                            Corporation.

Lewis A. Burnham (68)              Trustee                  Retired; formerly, Partner, Business  --
222 South Riverside Plaza                                   Resources Group; formerly, Executive
Chicago, Illinois  60606                                    Vice President, Anchor Glass
                                                            Container Corporation.

Mark S. Casady (41)*+              Trustee and President    Managing Director, Zurich Scudder      Director, President and
                                                            Investments, Inc.; formerly            Assistant Treasurer
                                                            Institutional Sales Manager of an
                                                            unaffiliated mutual fund distributor.

Linda C. Coughlin (49)*+           Chairperson, Trustee     Managing  Director,   Zurich  Scudder  Director and Senior Vice
                                   and Vice President       Investments, Inc.                      President


Donald L. Dunaway (64)             Trustee                  Retired; formerly, Executive Vice     --
222 South Riverside Plaza                                   President, A. O. Smith Corporation
Chicago, Illinois  60606                                    (diversified manufacturer).

James R. Edgar (55)                Trustee                  Distinguished Fellow, Institute of    --
222 South Riverside Plaza                                   Government and Public Affairs,
Chicago, Illinois  60606                                    University of Illinois,; Director,
                                                            Kemper Insurance Companies (not
                                                            affiliated with the Kemper Funds);
                                                            Director, John B. Sanfilippo & Son,
                                                            Inc.; Director, Horizon Group
                                                            Properties, Inc.; formerly,
                                                            Governor, State of  Illinois.



                                       14

                                                                                                   Position with Underwriter,
Name, Age and Address              Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
---------------------              ------------------       --------------------                   --------------------------

William F. Glavin, Jr. (43)*+      Trustee and Vice         Managing Director, Zurich Scudder      Vice President
                                   President                Investments, Inc.,  formerly,
                                                            Executive Vice President of Market
                                                            and Product Development, The Dreyfus
                                                            Corporation.

Robert B. Hoffman (65)             Trustee                  Chairman, Harnischfeger Industries,   --
222 South Riverside Plaza                                   Inc. (machinery for the mining and
Chicago, Illinois  60606                                    paper industries); formerly, Vice
                                                            Chairman and Chief Financial
                                                            Officer, Monsanto Company
                                                            (agricultural, pharmaceutical and
                                                            nutritional/food products);
                                                            formerly, Vice President and Head of
                                                            International Operations, FMC
                                                            Corporation (manufacturer of
                                                            machinery and chemicals), Director,
                                                            Harnischfeger Industries, Inc.

Shirley D. Peterson (60)           Trustee                  Retired, formerly, President, Hood    --
222 South Riverside Plaza                                   College; formerly, partner, Steptoe
Chicago, Illinois  60606                                    & Johnson (attorneys); prior
                                                            thereto, Commissioner, Internal
                                                            Revenue Service; prior thereto,
                                                            Assistant Attorney General (Tax),
                                                            U.S. Department of Justice; Director
                                                            Bethlehem Steel Corp.

Fred B. Renwick (71)               Trustee                  Professor Emeritus of Finance, New    --
222 South Riverside Plaza                                   York University, Stern School of
Chicago, Illinois  60606                                    Business; Director, the Wartburg
                                                            Foundation; Chairman, Finance
                                                            Committee of Morehouse College Board
                                                            of Trustees; Director, American
                                                            Bible Society Investment Committee;
                                                            formerly, member of the Investment
                                                            Committee of Atlanta University
                                                            Board of Trustees; formerly,
                                                            Director of Board of Pensions
                                                            Evangelical Lutheran Church in
                                                            America.



                                       15

                                                                                                   Position with Underwriter,
Name, Age and Address              Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
---------------------              ------------------       --------------------                   --------------------------

William P. Sommers (68)            Trustee                  Retired; formerly, President and      --
222 South Riverside Plaza                                   Chief Executive Officer, SRI
Chicago, Illinois  60606                                    International (research and
                                                            development); prior thereto,
                                                            Executive Vice President, Iameter
                                                            (medical information and educational
                                                            service provider); prior thereto,
                                                            Senior Vice President and Director,
                                                            Booz, Allen & Hamilton Inc.
                                                            (management consulting firm);
                                                            Director, PSI Inc., Evergreen Solar,
                                                            Inc. and Litton Industries; Advisor,
                                                            Guckenheimer Enterprises; Consultant
                                                            and Director, SRI/Atomic Tangerine.

John G. Weithers (68)              Trustee                  Presently, Director, Federal Life     --
222 South Riverside Plaza                                   Insurance Company; Chairman of the
Chicago, Illinois  60606                                    Board of Members and Trustee, DePaul
                                                            University; formerly, Chairman of
                                                            the Board and Chief Executive
                                                            Officer, Chicago Stock Exchange;
                                                            Director, International Federation
                                                            of Stock Exchanges; Director,
                                                            Records Management Systems.

Kathryn L. Quirk (49)++            Vice President           Managing Director of Zurich Scudder    __
                                                            Investments, Inc.

Linda J. Wondrack (37)+            Vice President           Managing Director of Zurich Scudder    Vice President and Chief
                                                            Investments, Inc.                      Compliance Officer

John Millette (39)+                Vice President and       Vice President of Zurich Scudder      --
                                   Secretary                Investments, Inc.

Philip J. Collora (56)#            Vice President and       Senior Vice President of Zurich        Assistant Secretary
                                   Assistant Secretary      Scudder Investments, Inc.

Caroline Pearson (39)+             Assistant Secretary      Managing Director of Zurich Scudder    Assistant Secretary
                                                            Investments, Inc.; Associate,
                                                            Dechert Price & Rhoads (law firm)
                                                            1989-1997

John R. Hebble (43)+               Treasurer                Senior Vice President of Zurich        __
                                                            Scudder Investments, Inc.

Thomas Lally (34)+                 Assistant Treasurer      Senior Vice President of Zurich        __
                                                            Scudder Investments, Inc.

Brenda Lyons (38)+                 Assistant Treasurer      Senior Vice President of Zurich        __
                                                            Scudder Investments, Inc.



                                       16

                                                                                                   Position with Underwriter,
Name, Age and Address              Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
---------------------              ------------------       --------------------                   --------------------------

Kelly D. Babson (43)+              Vice President           Managing Director of Zurich Scudder
                                                            Investments, Inc.

Kenneth Weber (45)+                Vice President           Senior Vice President of Zurich
                                                            Scudder Investments, Inc.

* "Interested persons" of the Advisor or of the Trust, within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts

++       Address:  345 Park Avenue, New York, New York

#        Address:  222 South Riverside Plaza, Chicago, Illinois

@        Address:  101 California Street, San Francisco, California

Compensation of Trustees

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 2000 from each Trust and from all of the Scudder funds as a group.

Name                            Scudder Floating Rate Fund      All Scudder Funds^(1)^(2)
----                            --------------------------      -----------------

John W. Ballantine*                     $0                             $183,570
Lewis A. Burnham*                       $11                            $154,040
Donald L. Dunaway*^(3)                  $0                             $205,350
Robert B. Hoffman*                      $0                             $163,890
Shirley D. Peterson*                    $11                            $149,010
William P. Sommers*                     $11                            $153,330
James R. Edgar                          $2,672                         $195,080
Fred B. Renwick                         $2,257                         $204,620
John G. Weithers                        $3,006                         $239,180

*        Elected as a Trustee effective July 2001.

^(1) For Messrs. Ballantine, Burnham, Dunaway, Hoffman and Sommers and Ms. Peterson, total amounts include compensation for service on the boards of 26 trusts/corporations comprised of 45 fund portfolios. For Messrs. Akins, Edgar, Kelsey, Gottschalk, Renwick and Weithers, total amounts
         include    compensation
         for service on the boards of 16 trusts/corporations comprised of 61 fund portfolios. Each Trustee elected as of July 2001 currently serves on the boards of 33 Scudder funds comprised of 78 fund portfolios.

^(2)     Aggregate  compensation  reflects  amounts  paid  to the  Trustees  for numerous special meetings in connection with the Advisor's restructuring initiative (which included a comprehensive review of the Advisor's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administrative agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $39,420, $47,520, $47,520,
         $47,520, $82,080, and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Edgar, Hoffman, Renwick, Sommers and Weithers and Ms. Peterson, respectively. A portion of these meeting fees was borne by the Advisor.

^(3) Pursuant to deferred compensation agreements with the Fund, Mr. Dunaway has deferred, in prior years, compensation from the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Dunaway are $87,741.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons held of record 5% or more of the fund's outstanding shares of beneficial interest as of November 30, 2001:

As of November 30, 2001, 429,177 shares in the aggregate, or 28.43% of the outstanding shares of Scudder Floating Rate Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Dale Bonifas, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 202,832 shares in the aggregate, or 13.43% of the outstanding shares of Scudder Floating Rate Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 116,802 shares in the aggregate, or 7.73% of the outstanding shares of Scudder Floating Rate Fund, Class A were held in the name of First Clearing Corporation, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 116,802 shares in the aggregate, or 7.73% of the outstanding shares of Scudder Floating Rate Fund, Class A were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 3,229,829 shares in the aggregate, or 13.90% of the outstanding shares of Scudder Floating Rate Fund, Class B were held in the name of National Financial Services Corp., for the benefit of John Conway, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 1,785,184 shares in the aggregate, or 7.68% of the outstanding shares of Scudder Floating Rate Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 4,059,296 shares in the aggregate, or 17.47% of the outstanding shares of Scudder Floating Rate Fund, Class B were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 2,302,995 shares in the aggregate, or 9.91% of the outstanding shares of Scudder Floating Rate Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 933,685 shares in the aggregate, or 11.33% of the outstanding shares of Scudder Floating Rate Fund, Class C were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 507,589 shares in the aggregate, or 6.15% of the outstanding shares of Scudder Floating Rate Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 429,960 shares in the aggregate, or 5.21% of the outstanding shares of Scudder Floating Rate Fund, Class C were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 940,857 shares in the aggregate, or 11.41% of the outstanding shares of Scudder Floating Rate Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 1,337,999 shares in the aggregate, or 16.23% of the outstanding shares of Scudder Floating Rate Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Scott Woods, IRA, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, the Trustees and officers of the Fund in the aggregate owned less than 1% of the Fund's outstanding shares of beneficial interest.

                             PORTFOLIO TRANSACTIONS

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on compatible transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Fund may purchase Senior Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Senior Loans from these financial institutions, the Advisor may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Senior Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

The Fund's purchases and sales of fixed-income securities may be placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. The Advisor has entered into arrangements with certain broker/dealers pursuant to which a broker/dealer will provide research, market or statistical information to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. The Advisor may give consideration to those firms that have sold or are selling shares of a fund managed by the Advisor. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective.

It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. For the fiscal year ended August 31, 2001, the Fund paid brokerage commissions of $3,565. For the fiscal year ended August 31, 2000, the Fund paid brokerage commissions of $6,000. For the fiscal period from May 25, 1999 (commencement of operations) through August 31, 1999, the Fund paid no brokerage commissions.

The Fund will not purchase securities from its affiliates in principal transactions unless an exemption is available from applicable regulations.

                             LIQUIDITY REQUIREMENTS

From the time that the Fund sends a Notification to shareholders until the Pricing Date, the Fund will maintain a percentage of the Fund's assets equal to at least 100 percent of the Repurchase Offer Amount in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request Deadline and the next Repurchase Payment Deadline; or (b) that mature by the next Repurchase Payment Deadline.

In the event that the Fund's assets fail to comply with the requirements in the preceding paragraph, the Board shall cause the Fund to take such action as the Board deems appropriate to ensure compliance.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

Debt securities (including Senior Loans) are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Other privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                    TAXATION

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax Advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $2,120,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($6,000) and August 31, 2009 ($2,114,000), the expiration dates, whichever occurs first. From November 1, 2000 through August 31, 2001, the Fund incurred approximately $3,627,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (c) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions

Upon a repurchase, redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

If, pursuant to an offer by the Fund to repurchase its shares, a shareholder sells all shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the shares. If, pursuant to an offer by the Fund to repurchase its shares, a shareholder sells less than all of the shares of the Fund that he or she owns or is considered to own, the sale may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earning and profits and the shareholder's basis in the tendered shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 30% (in 2002 and 2003) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if: (a) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number; (b) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (c) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (a) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (b) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain


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realized by the Fund,  which is taxed as ordinary  income  when  distributed  to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or
losses  from  the  affected  straddle  positions,   the  amount  which  must  be
distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

                              FINANCIAL STATEMENTS

Independent Auditors

The Fund's independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Reports

When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Shareholders upon request to the Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, or call 1-800-621-1048.

Financial Statements

The audited financial statements, notes to the audited financial statements, and reports of the independent auditors included in the Annual Report to the Shareholders of the Fund dated August 31, 2001, are hereby incorporated by reference into this SAI.


                                       25
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                APPENDIX A -- RATINGS OF FIXED INCOME INVESTMENTS

STANDARD & POOR'S RATINGS GROUP BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



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

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



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